Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended December 31, 2005

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Business-Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2005

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended December 31, 2005

Fourth Quarter Review / Shareholder Information

New Plan is one of the nation’s largest real estate companies, focusing on the ownership, management and development of community and neighborhood shopping centers.  The Company operates as a self-administered and self-managed REIT, with a national portfolio of 476 properties, including 165 properties held through joint ventures, and total assets of approximately $3.4 billion.  The properties are strategically located across 39 states and include 458 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 66.1 million square feet of gross leasable area, and 18 related retail real estate assets, with approximately 1.2 million square feet of gross leasable area.

Fourth Quarter Review

Activity Review

•                  During the fourth quarter of 2005, the Company acquired, including through co-investments with its joint venture partners, 18 shopping centers and a vacant building adjacent to a shopping center owned by the Company and currently under redevelopment.  The properties totaled approximately 3.2 million square feet of gross leasable area, as well as approximately 62 acres (owned by NPK Redevelopment I, LLC, as described below), and were acquired for an aggregate purchase price of approximately $370.1 million. During 2005, the Company acquired, including through co-investments with its joint venture partners, an aggregate of 28 shopping centers; two vacant buildings adjacent to shopping centers owned by the Company and currently under redevelopment; a shopping center currently being de-malled; the remaining 90 percent interests in two shopping centers in which the Company owned the other 10 percent interests; and six land parcels for an aggregate purchase price of approximately $692.0 million.  The properties totaled approximately 5.3 million square feet of gross leaseable area and approximately 171 acres. Acquisitions completed during the fourth quarter are summarized below:

Company Portfolio (aggregate purchase price of approximately $61.1 million)

•                  On October 3, 2005, the Company acquired a 13,000 square foot vacant building located in Savannah, Georgia immediately adjacent to Victory Square, a shopping center owned by the Company and currently under redevelopment, for approximately $790,000.

•                  On November 3, 2005, the Company acquired Western Hills Plaza, a 430,399 square foot shopping center located in Cincinnati, Ohio and anchored by Bed Bath & Beyond, Old Navy, Sears, Staples and T.J. Maxx, for approximately $45.6 million.  The property is across the street from Western Village, a recently redeveloped shopping center also owned by the Company.

•                  On December 21, 2005, the Company acquired Southland Shopping Center, a 291,221 square foot shopping center located in Toledo, Ohio and anchored by A.J. Wright, Big Lots, Kroger and Sears Hardware, for approximately $14.8 million.

CA New Plan Acquisition Fund, LLC (aggregate purchase price of approximately $28.3 million)

•                  On December 21, 2005, CA New Plan Acquisition Fund, LLC, a joint venture in which the Company holds a 10 percent interest, acquired two shopping centers, Great Eastern Shopping Plaza and Miracle Mile Shopping Plaza, located in the Toledo, Ohio market, for an aggregate of approximately $28.3 million.  Great Eastern Shopping Plaza is a 339,878 square foot shopping center located in Northwood, Ohio and anchored by Aldi, Value City Department Store and Value City Furniture, and Miracle Mile Shopping Plaza is a 296,396 square foot shopping center located in Toledo, Ohio and anchored by Big Lots, Kroger and T.J Maxx.

Galileo America LLC (aggregate purchase price of approximately $127.6 million)

•                  On November 10, 2005, Galileo America LLC, a joint venture in which the Company holds a 5 percent interest, acquired a portfolio of five shopping centers located in the Cleveland, Ohio market for an aggregate of approximately $96.9 million.  The portfolio includes: Southland Shopping Center, a 707,456 square foot shopping center located in Middleburg Heights, Ohio and anchored by BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle and Marc’s; Southland South, a 56,170 square foot shopping center located in Middleburg Heights, Ohio and anchored by Laser Adventure; Tops Plaza, a 70,003 square foot shopping center located in North Olmstead, Ohio and anchored by Tops Market; Tops Plaza, a 60,830 square foot shopping center located in North Ridgeville, Ohio and anchored by Tops Market; and Streetsboro Crossing, a 77,900 square foot shopping center located in Streetsboro, Ohio and anchored by Lowe’s (non-owned), Target (non-owned) and Tops Market.

•                  On November 10, 2005, Galileo America LLC acquired Ladera, a 126,012 square foot shopping center located in Albuquerque, New Mexico and anchored by Brooks, Dollar Tree and Great Wall Buffet, for approximately $13.8 million.  The seller was CA New Plan Venture Fund, LLC, a joint venture in which the Company holds a 10 percent interest.

•                  On December 19, 2005, Galileo America LLC acquired Stop & Shop Plaza, a 112,765 square foot shopping center located in Enfield, Connecticut and anchored by Stop & Shop, for approximately $16.9 million, including approximately $8.3 million of assumed mortgage indebtedness.

NP/I&G Institutional Retail Company, LLC (aggregate purchase price of approximately $123.1 million)

•                  On November 1, 2005, NP/I&G Institutional Retail Company, LLC, a joint venture with JPMorgan Fleming Asset Management in which the Company holds a 20 percent interest, acquired Phase II of Conyers Crossroads, a 125,719 square foot shopping center located in Conyers, Georgia and anchored by Belk’s, for approximately $13.0 million.  Phase I of the property was acquired on March 22, 2004 and totals 333,250 square feet.

•                  On November 10, 2005, NP/I&G Institutional Retail Company, LLC acquired The Plaza at EastChase and The Shoppes at EastChase, which are located contiguously in Montgomery, Alabama, for an aggregate purchase price of approximately $91.7 million, including the issuance of approximately $15.0 million of limited partner units in a partnership controlled by the Company and approximately $33.2 million of assumed mortgage indebtedness.  The Plaza at Eastchase is a 112,285 square foot shopping center anchored by Cost Plus World Market, Kohl’s (non-owned), PetsMart, Pier 1 Imports, Ross Dress for Less and Target (non-owned), and The Shoppes at Eastchase is a 246,952 square foot lifestyle center anchored by Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Dillard’s (non-owned), Gap and Linens ‘n Things.

•                  On November 29, 2005, NP/I&G Institutional Retail Company, LLC acquired Rolling Meadows, a 130,436 square foot shopping center located in Rolling Meadow, Illinois and anchored by Jewel-Osco, for approximately $18.3 million.

NPK Redevelopment I, LLC (aggregate purchase price of approximately $30.0 million)

•                  On October 7, 2005, the Company closed under a joint venture with Kmart Corporation (Sears Holding Corp.), pursuant to which the joint venture will redevelop three Kmart Supercenter properties formerly owned by Kmart, totaling approximately 62 acres and located in the Memphis, Tennessee market.  The properties include Stateline Square, located in South Haven, Mississippi; Germantown Square, located in Cordova, Tennessee; and Riverdale Square, located in North Memphis, Tennessee.  The Company has a 20 percent interest in the joint venture and will be responsible for redevelopment, management and leasing of the properties.  The joint venture was valued at an aggregate of approximately $30.0 million.

•                  During the fourth quarter of 2005, the Company generated an aggregate of approximately $79.2 million of proceeds through the sale of nine properties and one land parcel.  Properties sold during the quarter include Northland, a 132,032 square foot shopping center located in Watertown, New York; Windsor Village, a 114,776 square foot shopping center located in Austin, Texas; Victorian Square, a 271,235 square foot shopping center located in Midlothian, Virginia; Valley Fair Mall, a 607,075 square foot enclosed regional mall located in West Valley City, Utah; Valley Fair Apartments, comprised of 16 units and located adjacent to Valley Fair Mall in West Valley City, Utah; 0.7 acres of land at Kentwood in Kentwood, Michigan; The Pines, a 179,039 square foot shopping center located in Pineville, Louisiana and sold to CA New Plan Acquisition Fund, LLC; Northshore West, a 144,982 square foot shopping center located in Houston, Texas and sold to CA New Plan Acquisition Fund, LLC; Ladera, a 126,012 square foot shopping center located in Albuquerque, New Mexico and sold by CA New Plan Venture Fund, LLC to Galileo America LLC; and Lady’s Island, a 60,687 square foot shopping center located in Beaufort, South Carolina and sold by Galileo America LLC.  During 2005, the Company generated an aggregate of approximately $1.1 billion of proceeds through the sales of properties to joint ventures, the culling of non-core and non-strategic properties and the disposition of certain properties and land parcels held through joint ventures.

Portfolio Review

•                  At the end of the fourth quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 93.0 percent leased.  The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 91.1 percent leased as of December 31, 2005.

•                  During the fourth quarter, 198 new leases, aggregating approximately 829,000 square feet, were signed at an average annual base rent (ABR) of $11.19 per square foot.  Also during the quarter, 277 renewal leases, aggregating approximately 981,000 square feet, were signed at an average ABR of $11.93 per square foot, an increase of approximately 7.7 percent over the expiring leases. During 2005, the Company executed a total of 1,470 new and renewal leases aggregating approximately 7.1 million square feet, including 657 new leases, totaling approximately 3.7 million square feet, which were signed at an average ABR of $9.79 per square foot and 813 renewal leases, totaling approximately 3.4 million square feet, which were signed at an average ABR of $10.43 per square foot, an increase of approximately 6.8 percent over the expiring leases.

Subsequent Events

•                  On February 2, 2006, the Company formed a second strategic joint venture with JPMorgan Fleming Asset Management to acquire high-quality institutional grade community and neighborhood shopping centers on a nationwide basis. The joint venture, which is called NP/I&G Institutional Retail Company II, LLC, has an equity commitment of $150.0 million based on a 20 percent / 80 percent contribution split between the Company and a fund advised by JPMorgan Fleming Asset Management, respectively.  As the managing member, the Company will be responsible for initiating acquisitions, as well as providing property management and leasing services.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.

420 Lexington Avenue

New York, NY  10170

Phone:  212-869-3000

Fax:  212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock:  NXL

Series E preferred stock:  NXLprE

Senior Unsecured Debt Ratings

Fitch:  BBB+

Moody’s:  Baa2

Standard & Poor’s:  BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

First quarter 2006: May 4, 2006

Second quarter 2006: August 3, 2006

Third quarter 2006: November 2, 2006

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Computershare Trust Company, N.A.

(formerly EquiServe Trust Company, N.A.)

P.O. Box 43010

Providence, RI  02940

Phone:  800-730-6001

www.computershare.com/equiserve

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone:  212-869-3000

Fax:  212-869-3989

E-mail:  corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Balance Sheets

(Unaudited, dollars in thousands, except footnotes)

	As Of
	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04
Assets:
Land	$724,901	$709,562	$891,505	$908,897	$897,411
Buildings and improvements	2,668,177	2,604,610	3,229,987	3,187,220	3,090,779
Less: accumulated depreciation and amortization	(376,816)	(362,058)	(452,924)	(451,255)	(428,427)
Net real estate	3,016,262	2,952,114	3,668,568	3,644,862	3,559,763
Real estate held for sale	19,244	63,926	24,178	1,630	20,835
Cash and cash equivalents	9,202	5,944	8,361	23,952	7,292
Restricted cash (1)	19,906	19,094	18,671	19,915	22,379
Marketable securities	3,014	3,375	3,759	3,194	3,433
Receivables
Trade, net of allowance for doubtful accounts of (December 31, 2005- $27,540, September 30, 2005- $30,070, June 30, 2005- $25,610, March 31, 2005- $24,964, December 31, 2004- $24,239)	20,751	21,105	27,750	30,303	31,043
Deferred rent, net of allowance of (December 31, 2005- $1,592, September 30, 2005- $1,920, June 30, 2005- $2,907, March 31, 2005- $3,161, December 31, 2004- $3,548)	29,314	28,854	35,415	32,966	31,931
Other	25,138	19,585	18,593	18,460	18,627
Mortgages and notes receivable (2)	795	821	854	876	8,881
Prepaid expenses and deferred charges	43,346	47,026	53,457	58,988	47,646
Investments in / advances to unconsolidated ventures (3)	95,538	71,244	39,306	35,281	31,888
Intangible assets, net of accumulated amortization of (December 31, 2005- $10,927, September 30, 2005- $8,371, June 30, 2005- $6,714, March 31, 2005- $5,100, December 31, 2004- $3,467) (4)	78,046	77,156	36,635	36,363	32,085
Other assets (5)	9,206	23,689	15,355	13,382	15,939

TOTAL ASSETS	$3,369,762	$3,333,933	$3,950,902	$3,920,172	$3,831,742

Liabilities:
Mortgages payable, including unamortized premium of (December 31, 2005- $13,871, September 30, 2005- $14,613, June 30, 2005- $19,816, March 31, 2005- $20,802, December 31, 2004- $20,400)	$433,653	$437,203	$558,382	$575,965	$551,522
Notes payable, net of unamortized discount of (December 31, 2005- $4,822, September 30, 2005- $5,042, June 30, 2005- $4,361, March 31, 2005- $4,558, December 31, 2004- $4,723)	968,347	968,699	971,137	1,068,840	970,563
Credit facilities	215,000	185,000	535,000	395,000	446,000
Capital leases	27,881	27,972	28,061	28,157	28,234
Dividends payable	37,826	37,960	47,919	47,753	47,698
Other liabilities (6)	127,369	128,012	121,748	109,788	105,269
Tenant security deposits	10,641	10,879	12,014	11,691	11,511
TOTAL LIABILITIES	1,820,717	1,795,725	2,274,261	2,237,194	2,160,797

Minority interest in consolidated partnership and joint ventures	57,659	43,206	45,017	44,687	30,784

Stockholders’ equity:
Preferred stock	10	10	10	10	10
Common stock	1,042	1,041	1,034	1,030	1,028
Additional paid-in capital	2,036,880	2,033,092	2,016,875	2,011,299	2,005,977
Accumulated other comprehensive income	(8,074)	(8,060)	(7,752)	(2,966)	(5,031)
Less: accumulated distributions in excess of net income	(538,472)	(531,081)	(378,543)	(371,082)	(361,823)
TOTAL STOCKHOLDERS’ EQUITY	1,491,386	1,495,002	1,631,624	1,638,291	1,640,161

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,369,762	$3,333,933	$3,950,902	$3,920,172	$3,831,742

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Balance as of December 31, 2004 includes an approximately $8.0 million purchase money note issued in connection with the sale of Factory Merchants Barstow.

(3) Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

(4) Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”), as well as amounts paid to aquire certain management rights in connection with the Galileo Transactions, as described in the Company’s September 30, 2005 Supplemental Disclosure.

(5) Other assets include: deposits, the value of certain of the Company’s swaps and furniture and fixtures.

(6) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Income Statements

(Unaudited, in thousands, except per share amounts and footnotes)

									Twelve
	Three Months Ended								Months Ended
	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04	12/31/05	12/31/04
Rental Revenues:
Rental income	$83,149	$89,014	$99,528	$98,756	$98,123	$95,213	$93,179	$92,908	$370,447	$379,423
Percentage rents	926	893	1,539	2,507	1,147	1,202	1,186	2,526	5,865	6,061
Expense reimbursements	24,161	22,350	28,732	25,182	24,809	22,459	23,552	24,942	100,425	95,762
TOTAL RENTAL REVENUES	108,236	112,257	129,799	126,445	124,079	118,874	117,917	120,376	476,737	481,246

Rental Operating Expenses:
Operating costs	18,498	17,626	20,649	21,509	22,843	18,515	18,399	22,371	78,282	82,128
Real estate taxes	16,738	15,136	18,354	16,089	15,383	15,817	14,683	14,645	66,317	60,528
Provision for doubtful accounts	2,150	4,482	2,014	2,710	2,329	2,401	2,435	1,733	11,356	8,898
TOTAL RENTAL OPERATING EXPENSES	37,386	37,244	41,017	40,308	40,555	36,733	35,517	38,749	155,955	151,554
NET OPERATING INCOME	70,850	75,013	88,782	86,137	83,524	82,141	82,400	81,627	320,782	329,692

Other Income:
Fee income	4,804	3,228	1,346	1,579	832	1,406	1,258	1,301	10,957	4,797
Interest, dividend and other income	652	1,836	781	956	932	769	590	1,234	4,225	3,525
Equity in income of unconsolidated ventures	2,160	755	441	689	410	314	559	230	4,045	1,513
TOTAL OTHER INCOME	7,616	5,819	2,568	3,224	2,174	2,489	2,407	2,765	19,227	9,835

Other Expenses:
Interest expense	22,980	39,554	28,177	27,331	26,967	26,150	26,536	26,401	118,042	106,054
Depreciation and amortization	20,365	21,792	24,167	24,848	23,128	22,496	21,208	20,346	91,172	87,178
General and administrative	7,780	10,166	4,982	4,993	4,738	4,483	5,173	4,991	27,921	19,385
TOTAL OTHER EXPENSES	51,125	71,512	57,326	57,172	54,833	53,129	52,917	51,738	237,135	212,617

Income before real estate sales, impairment of real estate and minority interest	27,341	9,320	34,024	32,189	30,865	31,501	31,890	32,654	102,874	126,910
(Loss) gain on sale of real estate (1)	(34)	186,942	—	—	—	—	—	1,217	186,908	1,217
Impairment of real estate	—	(859)	—	—	—	—	(43)	—	(859)	(43)
Minority interest in income of consolidated partnership and joint ventures	(178)	(4,359)	(1,134)	(282)	86	(203)	(476)	(260)	(5,953)	(853)
INCOME FROM CONTINUING OPERATIONS	27,129	191,044	32,890	31,907	30,951	31,298	31,371	33,611	282,970	127,231

Discontinued Operations:
Results of discontinued operations	655	2,022	1,114	1,776	1,726	1,324	2,515	2,371	5,567	7,936
Gain (loss) on sale of discontinued operations (2) (3) (4) (5)	3,111	2,979	6,693	5,004	1,509	(3,093)	(970)	1,415	17,787	(1,139)
Impairment of real estate held for sale	—	—	—	—	—	(88)	—	—	—	(88)
INCOME (LOSS) FROM DISCONTINUED OPERATIONS	3,766	5,001	7,807	6,780	3,235	(1,857)	1,545	3,786	23,354	6,709
NET INCOME	$30,895	$196,045	$40,697	$38,687	$34,186	$29,441	$32,916	$37,397	$306,324	$133,940
Preferred dividends	(5,480)	(5,475)	(5,471)	(5,467)	(5,462)	(5,458)	(5,275)	(5,275)	(21,888)	(21,470)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	25,415	190,570	35,226	33,220	28,724	23,983	27,641	32,122	284,436	112,470
Minority interest in income of consolidated partnership	178	4,359	251	282	44	206	286	260	5,070	796
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$25,593	$194,929	$35,477	$33,502	$28,768	$24,189	$27,927	$32,382	$289,506	$113,266

NET INCOME PER COMMON SHARE - BASIC	$0.24	$1.84	$0.34	$0.32	$0.28	$0.24	$0.28	$0.32	$2.75	$1.11
NET INCOME PER COMMON SHARE - DILUTED	0.24	1.82	0.33	0.32	0.27	0.23	0.27	0.32	2.71	1.10

Weighted average common shares outstanding - basic	104,094	103,460	103,164	102,820	102,684	101,255	100,159	99,419	103,393	100,894
ERP partnership units	2,683	2,369	2,264	1,964	1,651	1,405	1,239	1,363	2,337	1,394
Options and contingently issuable shares	1,015	865	982	1,042	1,117	998	874	1,226	1,003	1,057
Convertible debt	—	89	231	165	—	—	—	—	35	—
Restricted stock	50	52	44	144	—	—	—	—	66	—
Weighted average common shares outstanding - diluted	107,842	106,835	106,685	106,135	105,452	103,658	102,272	102,008	106,834	103,345

(1) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(2) For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

(3) For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(4) For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(5) For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

									Twelve
	Three Months Ended								Months Ended
	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04	12/31/05	12/31/04
Funds from Operations: (1)
Net income available to common stockholders - diluted	$25,593	$194,929	$35,477	$33,502	$28,768	$24,189	$27,927	$32,382	$289,506	$113,266
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(178)	(3)	(251)	(282)	(44)	(206)	(286)	(260)	(714)	(796)
Net income available to common stockholders - basic	25,415	194,926	35,226	33,220	28,724	23,983	27,641	32,122	288,792	112,470
Add:
Depreciation and amortization
Continuing operations real estate assets	20,365	21,792	24,167	24,848	23,128	22,496	21,208	20,346	91,172	87,178
Discontinued operations real estate assets	385	480	699	840	733	1,064	685	918	2,404	3,400
Pro rata share of joint venture real estate assets	1,592	947	627	565	493	495	268	373	3,732	1,629
Deduct:
Loss (gain) on sale of real estate (2) (3)	34	(186,942)	—	—	—	—	—	(1,217)	(186,908)	(1,217)
(Gain) loss on sale of discontinued operations (2) (4)	(3,024)	(451)	(4,611)	(3,732)	(1,509)	3,169	4,909	(947)	(11,818)	5,622
Pro rata share of joint venture (gain) loss on sale of real estate (2)	(366)	(40)	—	—	—	12	(4)	425	(406)	433
FUNDS FROM OPERATIONS - BASIC	44,401	30,712	56,108	55,741	51,569	51,219	54,707	52,020	186,968	209,515
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	178	3	251	282	44	206	286	260	714	796
FUNDS FROM OPERATIONS - DILUTED	$44,579	$30,715	$56,359	$56,023	$51,613	$51,425	$54,993	$52,280	$187,682	$210,311

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.43	$0.30	$0.54	$0.54	$0.50	$0.51	$0.55	$0.52	$1.81	$2.08
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.41	0.29	0.53	0.53	0.49	0.50	0.54	0.51	1.76	2.04

Funds from operations - diluted	$44,579	$30,715	$56,359	$56,023	$51,613	$51,425	$54,993	$52,280	$187,682	$210,311
Add:
Impairment of real estate	—	859	—	—	—	—	43	—	859	43
Impairment of real estate held for sale	—	—	—	—	—	88	—	—	—	88
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$44,579	$31,574	$56,359	$56,023	$51,613	$51,513	$55,036	$52,280	$188,541	$210,442

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.41	$0.30	$0.53	$0.53	$0.49	$0.50	$0.54	$0.51	$1.76	$2.04

Weighted average common shares outstanding - basic	104,094	103,460	103,164	102,820	102,684	101,255	100,159	99,419	103,393	100,894
ERP partnership units	2,683	2,369	2,264	1,964	1,651	1,405	1,239	1,363	2,337	1,394
Options and contingently issuable shares	1,015	865	982	1,042	1,117	998	874	1,226	1,003	1,057
Convertible debt	—	89	231	165	—	—	—	—	35	—
Restricted stock	50	52	44	144	—	—	—	—	66	—
Weighted average common shares outstanding - diluted	107,842	106,835	106,685	106,135	105,452	103,658	102,272	102,008	106,834	103,345

Special Dividend per Common Share (5)	$—	$3.00000	$—	$—	$—	$—	$—	$—	$3.00000	$—
Dividend per Common share	0.31250	0.31250	0.41250	0.41250	0.41250	0.41250	0.41250	0.41250	1.45000	1.65000
Dividend per Preferred D share	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	0.97500	3.90000	3.90000
Dividend per Preferred E share	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	0.47656	1.90624	1.90624

Common dividends (6)	$32,595	$343,310	$42,689	$42,523	$42,419	$42,295	$41,347	$41,263	$461,159	$167,324
Preferred D dividends (7)	1,668	1,663	1,659	1,654	1,650	1,646	1,463	1,463	6,644	6,222
Preferred E dividends	3,812	3,812	3,812	3,812	3,812	3,812	3,812	3,812	15,248	15,248
TOTAL DISTRIBUTIONS	$38,075	$348,785	$48,160	$47,989	$47,881	$47,753	$46,622	$46,538	$483,051	$188,794

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

									Twelve
	Three Months Ended								Months Ended
	12/31/05	09/30/05	06/30/05	03/31/05	12/31/04	09/30/04	06/30/04	03/31/04	12/31/05	12/31/04
Capital Expenditures (8):
New development	$683	$1,171	$3,778	$3,726	$610	$937	$218	$—	$9,358	$1,765
Building additions and expansions (9)	34,043	55,329	31,662	26,794	32,355	24,017	18,299	22,311	147,828	98,981
Building improvements capitalized (10)	2,245	2,609	2,673	1,764	3,079	4,332	3,763	908	9,291	12,082
Tenant improvements	2,425	1,641	2,116	1,691	1,810	2,068	2,838	3,735	7,873	10,451
Leasing commissions	1,420	2,299	1,845	2,335	1,831	2,218	1,471	2,697	7,067	8,217
TOTAL CAPITAL EXPENDITURES	$40,816	$63,049	$42,074	$36,310	$39,685	$33,572	$26,589	$29,651	$181,417	$131,496

Straight line rents (8)	$2,042	$1,043	$2,585	$1,206	$2,050	$2,194	$1,449	$1,896	$6,876	$7,589

Capitalized interest (8)	$3,311	$1,762	$2,181	$1,230	$1,833	$1,587	$1,748	$1,268	$8,484	$6,436

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”).  The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO.  This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO.  Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO.  The Company presents FFO in accordance with NAREIT’s revised guidance.  To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare.  The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance.  FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.  In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balance includes approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(4) For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(5) In conjunction with the Galileo Transactions, the Company’s Board of Directors declared a special cash distribution of $3.00 per common share (the “Special Dividend”).  The distribution was paid on September 27, 2005 to common stockholders of record on August 25, 2005 and aggregated approximately $310.4 million.

(6) For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $310.4 million attributable to the Special Dividend on September 27, 2005 to common stockholders of record on August 25, 2005.

(7) Quarterly and annual dividend amounts for 2005, as well as the annual dividend amount for 2004, include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(8) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(9) Revenue-enhancing expenditures.

(10) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarters ended September 30, 2005, June 30, 2005 and March 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Selected Financial Ratios / Data

(In thousands, except ratios, percentages and per share amounts)

																	Twelve
	Three Months Ended																Months Ended
	12/31/05		09/30/05		06/30/05		03/31/05		12/31/04		09/30/04		06/30/04		03/31/04		12/31/05		12/31/04
Debt coverage ratios:
Interest coverage (EBITDA/interest expense)	2.99	x	1.73	x	3.03	x	3.12	x	3.04	x	3.10	x	3.05	x	3.09	x	2.61	x	3.07	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.67	x	1.60	x	2.65	x	2.74	x	2.66	x	2.70	x	2.62	x	2.70	x	2.34	x	2.67	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.24	x	1.43	x	2.28	x	2.34	x	2.27	x	2.29	x	2.25	x	2.31	x	2.02	x	2.28	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.22	x	1.48	x	2.40	x	2.52	x	2.41	x	2.46	x	2.43	x	2.49	x	2.10	x	2.45	x

Debt/equity ratios:
Total debt/total market capitalization	37.4%		37.2%		39.9%		41.4%		39.1%		40.0%		41.8%		38.0%		37.4%		39.1%
Total debt/total equity market capitalization	59.6%		59.3%		66.3%		70.6%		64.1%		66.6%		72.0%		61.3%		59.6%		64.1%
Total debt/total book assets	48.8%		48.6%		53.0%		52.8%		52.1%		50.9%		51.6%		51.0%		48.8%		52.1%
Total debt/undepreciated book value (2)	43.9%		43.8%		47.5%		47.3%		46.9%		45.9%		46.6%		46.3%		43.9%		46.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	65.46%		66.82%		68.40%		68.12%		67.32%		69.10%		69.88%		67.81%		67.29%		68.51%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes)	68.57%		68.22%		73.67%		66.98%		64.90%		65.42%		71.19%		67.38%		69.45%		67.13%

Annualized G&A/total assets	0.92%		1.22%		0.50%		0.51%		0.49%		0.47%		0.56%		0.54%		0.71%		0.51%
G&A/total revenues	6.72%		8.61%		3.76%		3.85%		3.75%		3.69%		4.30%		4.05%		5.63%		3.95%

Market capitalization calculations:
Common shares outstanding	104,305		104,129		103,487		103,074		102,845		102,533		100,235		100,031		104,305		102,845
Operating partnership units outstanding (3)	2,774		2,369		2,264		2,264		1,651		1,609		1,285		1,285		2,774		1,651
Combined shares and operating partnership units outstanding	107,079		106,498		105,751		105,338		104,496		104,142		101,520		101,316		107,079		104,496
Preferred D shares outstanding	1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000		8,000

Common stock price per share, end of period	$23.18		$22.95		$27.17		$25.11		$27.08		$25.00		$23.36		$27.35		$23.18		$27.08
Preferred D price per share, end of period	50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00		50.00
Preferred E price per share, end of period	25.15		26.60		25.99		26.14		26.34		25.98		25.30		27.28		25.15		26.34

Common market equity at end of period (3)	$2,482,091		$2,444,129		$2,873,255		$2,645,037		$2,829,752		$2,603,550		$2,371,507		$2,770,993		$2,482,091		$2,829,752
Preferred market equity at end of period	276,200		287,800		282,920		284,120		285,720		282,840		277,400		293,240		276,200		285,720
Total equity market capitalization	2,758,291		2,731,929		3,156,175		2,929,157		3,115,472		2,886,390		2,648,907		3,064,233		2,758,291		3,115,472
Total debt end of period	1,644,881		1,618,874		2,092,580		2,067,962		1,996,319		1,923,438		1,906,276		1,878,450		1,644,881		1,996,319
TOTAL MARKET CAPITALIZATION	$4,403,172		$4,350,803		$5,248,755		$4,997,119		$5,111,791		$4,809,828		$4,555,183		$4,942,683		$4,403,172		$5,111,791

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating assets.

(3) Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

																	Twelve
	Three Months Ended																Months Ended
	12/31/05		09/30/05		06/30/05		03/31/05		12/31/04		09/30/04		06/30/04		03/31/04		12/31/05		12/31/04
Net income to EBITDA calculation: (1)
Net income	$30,895		$196,045		$40,697		$38,687		$34,186		$29,441		$32,916		$37,397		$306,324		$133,940
Depreciation and amortization
Continuing operations real estate assets	20,365		21,792		24,167		24,848		23,128		22,496		21,208		20,346		91,172		87,178
Discontinued operations real estate assets	385		480		699		840		733		1,064		685		918		2,404		3,400
Pro rata share of joint venture real estate assets	1,592		947		627		565		493		495		268		373		3,732		1,629
State taxes	105		105		(175)		35		133		133		133		133		70		532
Interest expense
Continuing operations	22,980		39,554		28,177		27,331		26,967		26,150		26,536		26,401		118,042		106,054
Discontinued operations	—		—		—		5		9		58		58		58		5		183
Pro rata share of joint ventures	2,059		1,683		1,099		986		1,070		873		778		744		5,827		3,465
Loss (gain) on sale of real estate (2)	34		(186,942)		—		—		—		—		—		(1,217)		(186,908)		(1,217)
(Gain) loss on sale of discontinued operations (3)	(3,111)		(2,979)		(6,693)		(5,004)		(1,509)		3,093		970		(1,415)		(17,787)		1,139
(Gain) loss on sale of joint venture	(366)		(40)		—		—		—		12		(4)		425		(406)		433
Impairment of real estate
Impairment of real estate	—		859		—		—		—		—		43		—		859		43
Impairment of real estate held for sale	—		—		—		—		—		88		—		—		—		88
EBITDA	$74,938		$71,504		$88,598		$88,293		$85,210		$83,903		$83,591		$84,163		$323,334		$336,867

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.11	x	5.93	x	2.20	x	2.16	x	2.13	x	2.20	x	2.18	x	2.28	x	3.42	x	2.20	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	1.88	x	5.47	x	1.93	x	1.90	x	1.87	x	1.91	x	1.88	x	1.99	x	3.06	x	1.91	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.55	x	4.85	x	1.65	x	1.62	x	1.59	x	1.62	x	1.61	x	1.70	x	2.63	x	1.63	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.52	x	5.01	x	1.73	x	1.74	x	1.68	x	1.73	x	1.73	x	1.83	x	2.72	x	1.74	x

Net income to earnings calculation:
Net income	$30,895		$196,045		$40,697		$38,687		$34,186		$29,441		$32,916		$37,397		$306,324		$133,940
Deduct:
Income from discontinued operations	(3,766)		(5,001)		(7,807)		(6,780)		(3,235)		1,857		(1,545)		(3,786)		(23,354)		(6,709)
Equity in income of unconsolidated ventures	(2,160)		(755)		(441)		(689)		(410)		(314)		(559)		(230)		(4,045)		(1,513)
Add:
Minority interest in income of consolidated partnership and joint ventures	178		4,359		1,134		282		(86)		203		476		260		5,953		853
Interest expense	22,980		39,554		28,177		27,331		26,967		26,150		26,536		26,401		118,042		106,054
Distributed income of investments in unconsolidated joint ventures	—		—		—		—		—		50		—		159		—		209
Interest component of rental expense	277		319		284		241		140		120		99		97		1,121		456
EARNINGS	$48,404		$234,521		$62,044		$59,072		$57,562		$57,507		$57,923		$60,298		$404,041		$233,290

Fixed charge calculation:
Interest expense	$22,980		$39,554		$28,177		$27,331		$26,967		$26,150		$26,536		$26,401		$118,042		$106,054
Scheduled principal payments	2,808		3,284		3,991		3,755		3,876		3,942		4,239		3,852		13,838		15,909
Preferred dividends	5,480		5,475		5,471		5,466		5,462		5,458		5,275		5,275		21,892		21,470
FIXED CHARGE	$31,268		$48,313		$37,639		$36,552		$36,305		$35,550		$36,050		$35,528		$153,772		$143,433

Capitalized interest	$3,311		$1,762		$2,181		$1,230		$1,833		$1,587		$1,748		$1,268		$8,484		$6,436

(1) EBITDA is a widely used performance measure.  We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate.  Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings.  Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period.  EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the three months ended March 31, 2004 and the twelve months ended December 31, 2004, balances include approximately $1.217 million of previously deferred gain incurred in connection with the Company’s sale of 70 percent of its interest in Arapahoe Crossings, L.P. in 2003.

(3) For the three months ended September 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended June 30, 2005 and the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.  For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.  For the three months ended June 30, 2004 and the twelve months ended December 31, 2004, balance includes approximately $3.876 million of previously deferred gain incurred in connection with the Company’s sale of 21.5 acres of land at The Mall at 163rd Street in 2003.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness

Fixed Rate Debt:

Secured Mortgage Indebtedness
Alexis Park	SECORE Financial	$4,275	9.390%	10/01/06	0.26%
Montebello Plaza	Nationwide Life Insurance	1,665	9.625%	03/05/07	0.10%
Crown Point	Jackson National Life Insurance	6,761	8.120%	05/01/07	0.41%
Skyway Plaza	LaSalle National Bank	3,457	9.250%	05/01/07	0.21%
Dickson City Crossings I	General American Life Insurance Co.	11,717	8.650%	12/01/07	0.72%
Dickson City Crossings II	General American Life Insurance Co.	2,342	8.870%	12/01/07	0.14%
Silver Pointe	Nomura Asset Capital Corporation	7,086	7.500%	03/11/08	0.43%
Hillside Village Center	Wells Fargo Bank, N.A.	4,282	6.900%	04/01/08	0.26%
42 properties (REMIC)	SECORE Financial	147,912	6.670%	06/01/08	9.03%
Marketplace	Heller Financial, Inc.	9,044	6.880%	08/01/08	0.55%
Festival Center	KeyBank National Association	2,416	8.240%	01/01/10	0.15%
Sunshine Square	Sun Life Assurance Company	6,979	8.490%	05/31/10	0.43%
Saddletree Village Shopping Center	Aegon USA Realty	1,449	8.250%	06/01/10	0.09%
Hampton Village Centre	Deutsche Banc Capital LLC	28,751	8.530%	06/30/10	1.76%
Hillcrest Shopping Center	General Electric Capital Corporation	16,599	8.110%	07/01/10	1.01%
Greentree	KeyBank National Association	4,852	8.240%	10/01/10	0.30%
Habersham Crossing	KeyBank National Association	3,572	8.240%	10/01/10	0.22%
Merchants Crossing	American Equity Investment	4,958	7.630%	09/14/11	0.30%
Hunt River Commons	Nationwide Life Insurance	7,062	7.070%	10/01/11	0.43%
Annex of Arlington	LaSalle National Bank	17,700	7.850%	04/11/12	1.08%
Chapel Square	American National	1,367	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	12,827	7.400%	04/01/13	0.78%
Florence Square II	Nationwide Life Insurance	1,253	8.500%	04/01/13	0.08%
Florence Square III	Nationwide Life Insurance	968	8.320%	04/01/13	0.06%
Northgate	State Farm Life Insurance Company	5,352	8.750%	06/30/13	0.33%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,921	5.890%	12/09/13	0.67%
University IV	IDS Life Insurance Company	1,718	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	4,051	8.625%	09/01/15	0.25%
Lexington Town Square	American Enterprise	1,648	8.500%	10/01/16	0.10%
Midway Market Square	MONY	15,366	8.180%	12/01/16	0.94%
Elkhart Market Centre	Protective Life	12,282	7.500%	08/01/18	0.75%
Covered Bridge	Protective Life	2,547	7.500%	06/01/20	0.16%
Olympia Corners	Protective Life	5,004	7.500%	06/01/20	0.31%
Sun Plaza	Protective Life	9,302	7.500%	06/01/20	0.57%
The Vineyards	Protective Life	7,733	7.500%	06/01/20	0.47%
Arvada Plaza	American Centurion	2,005	7.670%	05/01/21	0.12%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,497	7.880%	06/01/21	0.27%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,766	7.320%	03/01/28	0.23%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$395,486	7.446%		24.15%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	-	$30,000	7.350%	06/15/07	1.83%
7.40%, 10 Year Unsecured Notes	-	150,000	7.400%	09/15/09	9.16%
4.50%, 7 Year Unsecured Notes (1)	-	150,000	4.500%	02/01/11	9.16%
5.125%, 7 Year Unsecured Notes	-	125,000	5.125%	09/15/12	7.63%
5.50%, 10 Year Unsecured Notes	-	50,000	5.500%	11/20/13	3.05%
5.30%, 10 Year Unsecured Notes	-	100,000	5.300%	01/15/15	6.11%
5.25%, 10 Year Unsecured Notes	-	125,000	5.250%	09/15/15	7.63%
3.75%, 20 Year Unsecured Notes (2)	-	115,000	3.750%	06/01/23	7.02%
7.97%, 30 Year Unsecured Notes	-	10,000	7.970%	08/14/26	0.61%
7.65%, 30 Year Unsecured Notes	-	25,000	7.650%	11/02/26	1.53%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%	11/02/26	0.61%
7.68%, 30 Year Unsecured Notes	-	10,000	7.680%	11/02/26	0.61%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual		Maturity	Percent of
	Lender	Balance	Interest Rate		Date	Total Indebtedness

6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.53%
6.90%, 30 Year Unsecured Notes	-	25,000	6.900%		02/15/28	1.53%
7.50%, 30 Year Unsecured Notes	-	25,000	7.500%		07/30/29	1.53%

TOTAL FIXED RATE UNSECURED NOTES		$975,000	5.637%			59.54%

CAPITAL LEASES		$27,881	7.500%		06/20/31	1.70%

TOTAL FIXED RATE DEBT		$1,398,367	6.186%			85.39%
Variable Rate Debt (3):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	5.660%		12/01/06	0.89%
Highland Commons	GE Financial Assurance	3,456	6.375%		12/01/09	0.21%
Lexington Road Plaza	Great Northern Insured Annuity	6,340	5.875%		09/01/11	0.39%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,296	5.818%			1.48%

Credit Agreements
$350 Million Revolving Credit Facility	Bank of America	$65,000	4.961	%(4)	06/29/07	3.97%
$150 Million Secured Term Loan	Bank of America	150,000	5.161%		06/29/07	9.16%

TOTAL CREDIT AGREEMENTS		$215,000	5.101%			13.13%

TOTAL VARIABLE RATE DEBT		$239,296	5.174%			14.61%

TOTAL DEBT		$1,637,663	6.038%			100.00%

Net Unamortized Premiums on Mortgages		$13,871
Net Unamortized Discount on Notes		(4,822)
Impact of Swap Agreements on Notes (1)		(1,831)
TOTAL DEBT - NET		$1,644,881

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%. As of December 31, 2005, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023. On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes. The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share. The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 4.31% as of December 31, 2005, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 5.26% as of December 31, 2005, plus spreads ranging from 12.5 to 37.5 basis points.

(4) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2006	$12,171	$18,684		$30,855	1.88%
2007	11,419	268,134	(1)	279,553	17.07%
2008	9,925	163,710		173,635	10.60%
2009	8,614	154,810		163,424	9.98%
2010	8,790	56,309		65,099	3.98%
2011	7,882	164,299		172,181	10.51%
2012	7,820	141,386		149,206	9.11%
2013	6,709	70,437		77,146	4.71%
2014+	36,127	490,437		526,564	32.15%
	$109,457	$1,528,206		$1,637,663	100.00%

	Net Unamortized Premiums on Mortgages			$13,871
	Net Unamortized Discount on Notes			(4,822)
	Impact of Swap Agreements on Notes			(1,831)
	TOTAL DEBT - NET			$1,644,881

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	8.9 years	1.6 years	7.8 years
Excluding capital leases and credit facilities	8.5 years	2.6 years	8.4 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	45%	Yes
Total secured debt to total asset value	< 40%	16%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	208%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	280%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	228	31,515,291
Encumbered properties	83	11,162,002
	311	42,677,293

(1) Scheduled maturities include (i) $65 million, representing the balance of the $350 million revolving credit facility drawn as of December 31, 2005 and maturing June 29, 2007, with a one-year extension option, and (ii) $150 million, representing the balance of the $150 million secured term loan drawn as of December 31, 2005 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(3) Only includes properties owned by the Company (“Company Portfolio”).

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

2005 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2005
Building at Midway Crossing (5)	S	Elyria, OH	01/13/05	$1,125,000	—	$—	20,338	0%	—	2005
Brunswick Town Center	S	Brunswick, OH	01/21/05	16,431,000	8.6%	1,405,459	122,989	90%	Home Depot (non-owned)	2004
Hillcrest Shopping Center (6)	S	Spartanburg, SC	02/16/05	35,513,410	8.3%	2,962,257	343,914	91%	Marshalls, Publix, Stein Mart	2005
West Ridge Shopping Center	S	Westland, MI	03/17/05	16,622,250	7.9%	1,313,158	163,131	99%	Mervyn’s (non-owned), Target (non-owned), TEC Furniture, Tile Shop, T.J. Maxx	1989
				$69,691,660	—	$5,680,874	650,372

2Q 2005
Marketplace at Wycliffe (7) (8) (9)	S	Lake Worth, FL	06/01/05	$35,734,203	8.5%	$3,054,023	133,520	98%	Walgreens, Winn-Dixie	2002
Mableton Walk (7) (8)	S	Mableton, GA	06/01/05	—	—	—	105,742	94%	Piccadilly Cafeteria, Publix	1994
				$35,734,203	8.5%	$3,054,023	239,262

3Q 2005
Market Plaza (10)	S	Plano, TX	07/13/05	$39,625,000	5.2%	$2,046,622	161,453	66%	H.E.B Central Market	2002
Surrey Square Mall (11)	S	Norwood, OH	08/26/05	10,450,000	8.4%	874,000	190,323	97%	Kroger	2005
Five land parcels adjacent to Home Depot stores (12)	L	FL, LA, OH	09/07/05	9,287,500	—	—	40.0 acres	—	Home Depot (non- owned)	—
Fashion Place Shopping Center	S	Columbia, SC	09/14/05	6,750,000	11.0%	744,728	149,493	82%	Dollar Tree, Staples, Superpetz, T.J. Maxx	1990
Brandt Pike Place (13)	L	Dayton, OH	09/30/05	1,600,000	—	—	11 acres	—	Kroger (non-owned)	—
				$67,712,500	—	$3,665,350	501,269

4Q 2005
Building at Victory Square (14)	S	Savannah, GA	10/03/05	$790,312	—	$—	13,000	0%	—	2005
Western Hills Plaza	S	Cincinnati, OH	11/03/05	45,588,000	7.1%	3,233,975	430,399	98%	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx	1989
Southland Shopping Center	S	Toledo, OH	12/21/05	14,750,000	7.6%	1,125,670	291,221	89%	A.J Wright, Big Lots, Kroger, Sears Hardware	1988
				$61,128,312	—	$4,359,645	734,620

		2005 Total Acquisitions		$234,266,675	—	$16,759,892	2,125,523

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Total acquisition was comprised of a 20,338 square foot vacant building and 2.5 acres of land immediately adjacent to Midway Crossing, a community shopping center owned by the Company and currently under redevelopment.

(6) Property currently under redevelopment. Cap-rate and NOI calculated on a stabilized basis.

(7) Property acquired from CA New Plan Venture Fund, LLC, a joint venture in which the Company has a 10% interest.

(8) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Marketplace at Wycliffe represent the combined amounts for the acquisition of Marketplace at Wycliffe and Mableton Walk.

(9) On August 10, 2005, this property was sold in connection with the Galileo Transactions.

(10) Property currently being re-tenanted. Expected stabilized cap-rate of 8.5%.

(11) Property currently under redevelopment.

(12) The Company expects to develop approximately 223,240 square feet of retail space on the land parcels.

(13) The Company expects to develop approximately 40,500 square feet of retail space on the land parcel.

(14) Victory Square is a community shopping center that is owned by the Company and currently under redevelopment.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

2005 Joint Venture Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2005
Westgate / Westgate Mall, LLC (5)	S	Fairview Park, OH	02/25/05	$25,500,000	—	$—	55.0 acres	—	Kohl’s	2006
New London Mall / NP/I&G Institutional Retail Company, LLC	S	New London, CT	03/10/05	41,625,000	6.5%	2,686,656	260,396	93%	Homegoods, Marshalls, OfficeMax, ShopRite	2000
				$67,125,000	—	$2,686,656	260,396
2Q 2005
Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	05/09/05	$19,825,000	7.0%	$1,385,480	118,500	99%	Bloom Brothers Furniture (non-owned), Linens ‘N Things, The Tile Shop, Ukrops (non-owned), Victory Lady	2005
Quail Springs Marketplace / NP/I&G Institutional Retail Company, LLC	S	Oklahoma City, OK	05/18/05	47,630,511	7.4%	3,542,814	294,613	100%	Lowe’s (non-owned), Office Depot, Ross Dress for Less, Ultimate Electronics	2003
				$67,455,511	7.3%	$4,928,294	413,113
3Q 2005
Meridian Towne Centre / NP/I&G Institutional Retail Company, LLC (6)	S	Okemos, MI	08/17/05	$14,250,000	6.1%	$871,624	86,891	90%	Kroger (non-owned), Marshalls, Target (non-owned)	2004
4Q 2005
Stateline Square / NPK Redevelopment I, LLC (7)	S	South Haven, MS	10/07/05	$30,000,000	—	$—	26.0 acres	—	—	2006
Germantown Square / NPK Redevelopment I, LLC (7)	S	Cordova, TN	10/07/05	—	—	—	18.5 acres	—	—	2006
Riverdale Square / NPK Redevelopment I, LLC (7)	S	North Memphis, TN	10/07/05	—	—	—	17.6 acres	—	—	2006
Conyers Crossroads - Phase II / NP/I&G Institutional Retail Company, LLC (8)	S	Conyers, GA	11/01/05	13,044,762	8.5%	1,111,220	125,719	95%	Belk’s	2005
The Plaza at EastChase / NP/I&G Institutional Retail Company, LLC (9)	S	Montgomery, AL	11/10/05	91,725,000	6.1%	5,624,188	112,285	88%	Cost Plus World Market, Kohl’s (non-owned), PetsMart, Pier 1 Imports, Ross Dress for Less, Target (non-owned)	2003
The Shoppes at EastChase / NP/I&G Institutional Retail Company, LLC (9)	S	Montgomery, AL	11/10/05	—	—	—	246,952	97%	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Dillard’s (non-owned), Gap and Linens ‘n Things	2002
Southland Shopping Center / Galileo America LLC (10)	S	Middleburg Heights, OH	11/10/05	96,862,000	7.8%	7,577,878	707,456	96%	BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc’s	2002
Southland South / Galileo America LLC (10)	S	Middleburg Heights, OH	11/10/05	—	—	—	56,170	90%	Laser Adventure	1970
Tops Plaza / Galileo America LLC (10)	S	North Olmsted, OH	11/10/05	—	—	—	70,003	100%	Tops Market	2002
Tops Plaza / Galileo America LLC (10)	S	North Ridgeville, OH	11/10/05	—	—	—	60,830	100%	Tops Market	2002
Streetsboro Crossing / Galileo America LLC (10)	S	Streetsboro, OH	11/10/05	—	—	—	77,900	100%	Lowe’s (non-owned), Target (non-owned), Tops Market	2002
Ladera / Galileo America LLC	S	Albuquerque, NM	11/10/05	13,786,840	7.3%	1,004,779	126,012	92%	Brooks, Dollar Tree, Great Wall Buffet	1982
Rolling Meadows / NP/I&G Institutional Retail Company, LLC (11)	S	Rolling Meadow, IL	11/29/05	18,325,000	5.2%	958,398	130,436	82%	Jewel-Osco	1990
Stop & Shop Plaza / Galileo America LLC	S	Enfield, CT	12/19/05	16,930,000	8.8%	1,482,166	112,765	100%	Stop & Shop	1988
Great Eastern Shopping Plaza / CA New Plan Acquisition Fund, LLC (12)	S	Northwood, OH	12/21/05	28,250,000	5.9%	1,679,720	339,878	78%	Aldi, Value City Department Store, Value City Furniture	1956
Miracle Mile Shopping Plaza / CA New Plan Acquisition Fund, LLC (12) (13)	S	Toledo, OH	12/21/05	—	—	—	296,396	75%	Big Lots, Kroger, T.J. Maxx	2006
				$308,923,602	—	$19,438,349	2,462,802

		2005 Total Acquisitions		$457,754,113	—	$27,924,923	3,223,202

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property currently under redevelopment. The joint venture plans to redevelop the mall into a large community shopping center with multiple anchors, including the existing Kohl’s.

(6) Property currently being re-tenanted. Expected stabilized cap-rate of 7.2%.

(7) Property acquired as a component of a multi-property transaction and currently under redevelopment. Purchase amount listed for Stateline Square represents the combined amounts for the acquisition of Stateline Square, Germantown Square and Riverdale Square and represents the combined valuation, and includes approximately $5.0 million to be contributed by the Company.

(8) Phase I of the property was acquired by the joint venture in 2004.

(9) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for The Plaza at EastChase each represent the combined amounts for the acquisition of The Plaza at EastChase and The Shoppes at EastChase.

(10) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Southland Shopping Center each represent the combined amounts for the acquisition of Southland Shopping Center, Southland South, Tops Plaza, Tops Plaza and Streetsboro Crossing.

(11) Property currently being re-tenanted. Expected stabilized cap-rate of 7.2%.

(12) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Great Eastern Shopping Plaza each represent the combined amounts for the acquisition of Great Eastern Shopping Plaza and Miracle Mile Shopping Plaza.

(13) Property currently under redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

2005 Sales to Joint Ventures and Dispositions

	Property		Sale	Sale	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

Sales to Joint Ventures
3Q 2005
69 Shopping Centers to Galileo America LLC	S	Varied	08/10/05	$968,000,000	$781,058,361	$186,941,639	7.4%	$71,632,000	10,375,357	96%	Varied

4Q 2005
The Pines to CA New Plan Acquisition Fund, LLC	S	Pineville, LA	10/11/05	$7,639,000	$7,652,302	$(13,302)	9.5%	$725,468	179,039	100%	1991
Northshore West to CA New Plan Acquisition Fund, LLC	S	Houston, TX	10/11/05	10,681,000	10,701,991	(20,991)	9.4%	1,001,140	144,982	86%	1997
				$18,320,000	$18,354,294	$(34,294)	9.4%	$1,726,608	324,021

Dispositions
1Q 2005
Land at Shops of Riverdale	L	Riverdale, GA	01/14/05	$1,620,000	$347,420	$1,272,580	—	$—	1 acre	—	—
Jasper Manor	S	Jasper, IN	02/24/05	7,000,000	6,581,950	418,050	8.9%	624,265	194,120	85%	2004
Cavitt Office Building	M	Bryan, TX	03/09/05	100,000	100,000	—	—	—	13,200	0%	2001
				$8,720,000	$7,029,370	$1,690,630	—	$624,265	207,320

2Q 2005
Land at Congress Crossing	L	Athens, TN	04/06/05	$400,000	$85,195	$314,805	—	$—	1.2 acres	—	—
Village Center	S	Victoria, TX	06/08/05	2,600,000	2,279,753	320,247	11.9%	310,000	118,827	78%	1982
Oswego Plaza	S	Oswego, NY	06/23/05	6,400,000	2,248,669	4,151,331	8.7%	558,593	128,087	97%	1996
				$9,400,000	$4,613,617	$4,786,383	—	$868,593	246,914

3Q 2005
Desiard Plaza	S	Monroe, LA	07/29/05	$2,725,000	$2,378,591	$346,409	9.4%	$255,000	65,439	93%	1995
Land at North Leg Plaza	L	Augusta, GA	08/02/05	275,000	42,210	232,790	—	—	0.46 acres	—	—
Harbor Plaza	S	Ashtabula, OH	09/01/05	1,800,000	1,727,277	72,723	4.9%	88,192	51,794	36%	2003
Fondren	S	Houston, TX	09/19/05	5,150,000	5,117,833	32,167	9.3%	479,632	45,873	98%	1999
				$9,950,000	$9,265,911	$684,089	—	$822,824	163,106

4Q 2005
Valley Fair Mall (5)	M	West Valley City, UT	10/11/05	$35,000,000	$33,386,269	$1,613,731	7.9%	$2,781,004	607,075	99%	1987
Valley Fair Apartments (5) (6)	M	West Valley City, UT	10/11/05	—	—	—	—	—	—	—	1975
Northland	S	Watertown, NY	10/25/05	2,335,000	2,339,727	(4,727)	5.0%	116,832	132,032	27%	2004
Windsor Village	S	Austin, TX	11/03/05	6,500,000	5,537,735	962,265	9.7%	629,021	114,776	85%	1997
Land at Kentwood	P	Kentwood, MI	11/07/05	173,000	85,711	87,289	—	—	0.7 acres	—	—
Victorian Square	S	Midlothian, VA	12/16/05	15,250,000	14,797,169	452,831	8.7%	1,331,294	271,235	97%	1991
				$59,258,000	$56,146,612	$3,111,388	—	$4,858,151	1,125,118

2005 Total Sales to Joint Ventures and Dispositions				$1,073,648,000	$876,468,164	$197,179,836	—	$80,532,441	12,441,836

(1) L - Land, M - Miscellaneous, P - Outparcel, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property sold as a component of a multi-property transaction. Sale amount, book value, gain, cap-rate and NOI listed for Valley Fair Mall each represent the combined amounts for the sale of Valley Fair Mall and Valley Fair Apartments.

(6) Valley Fair Apartments is comprised of 16 units and is located adjacent to Valley Fair Mall.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

2005 Joint Venture Dispositions

						Company’s
	Property		Transaction	Sale	Sale	Share of	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Description	Date	Amount	Sale Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2005
Rodney Village / Benbrooke Ventures (5)	S	Dover, DE	Sale of property	01/12/05	$10,075,000	$8,139,609	$7,017,958	$3,057,042	9.3%	$936,975	211,568	93%	2003

2Q 2005
Land at BPR West, L.P. (6)	L	Frisco, TX	Sale of land parcel	05/03/05	$2,996,420	$2,996,420	$1,229,523	$1,766,897	—	$—	3.4 acres	—	—

3Q 2005
Land / BPR West, L.P. (7)	L	Frisco, TX	Sale of land parcel	08/01/05	$4,333,099	$4,333,099	$2,037,991	$2,295,108	—	$—	9.3 acres	—	—
Conway Plaza / Galileo America LLC (8)	S	Conway, SC	Sale of property	08/16/05	800,000	40,000	759,503	40,497	—	—	32,875	—	1985
					$5,133,099	$4,373,099	$2,797,494	$2,335,605	—	$—	32,875

4Q 2005
Ladera / CA New Plan Venture Fund, LLC	S	Albuquerque, NM	Sale of property	11/10/05	$13,786,840	$1,378,684	$6,525,626	$7,261,214	7.3%	$1,004,779	126,012	92%	1982
Lady’s Island / Galileo America LLC	S	Beaufort, SC	Sale of property	12/29/05	3,900,000	195,000	3,845,010	54,990	3.2%	124,800	60,687	23%	1983
					$17,686,840	$1,573,684	$10,370,636	$7,316,204	6.4%	$1,129,579	186,699

			2005 Total Dispositions		$35,891,359	$17,082,812	$21,415,611	$14,475,748	—	$2,066,554	431,142

(1) L - Land, S - Shopping Center

(2) Projected recurring property NOI as of closing date of sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5)  In connection with the sale of this property, the Company recorded its pro rata share of the gain on sale, approximately $3.314 million. The pro rata share of the gain is included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements, and is greater than the total joint venture gain due to differences between the joint venture’s basis in the property and the Company’s basis in the joint venture.

(6) Net proceeds from the sale of this property were used to repay a portion of the amount outstanding under a construction loan from the Company to the joint venture. Since BPR West, L.P. was considered a consolidated entity under the provisions of FIN 46, the entire gain has been included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements.

(7) Represents the sale of the Company’s ownership interest in BPR West, L.P., a venture which owns 9.3 acres of undeveloped land in Frisco, Texas. The Company previously held a 50 percent interest in the venture. The entire gain has been included in Gain (loss) on sale of discontinued operations in the Company’s Income Statements.

(8) Property under contract to sell prior to closing of the Galileo Transactions.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Ivyridge	Philadelphia, PA	Construction of a 47,000 SF Super Fresh, 8,000 SF of retail shops and façade renovation	106,888	94%	Apr-03	Feb-06	71%	$7,818,276	10.0%
2	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	63%	May-03	Dec-06	99%	2,976,895	10.3%
3	Sunshine Square	Medford, NY	Construction of a 65,000 SF Stop & Shop and façade renovation	221,982	75%	Jun-03	Oct-06	88%	5,844,713	15.2%
4	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	361,246	66%	Jul-03	Feb-06	85%	28,267,450	10.6%
5	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	140,581	99%	Jul-04	Jul-06	88%	8,194,124	11.1%
6	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
7	Merchants Crossing	Newnan, GA	Redevelopment of former Kmart into a multi-tenant building	170,100	57%	Dec-04	Jul-06	97%	925,922	10.7%
8	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	72%	Dec-04	Jul-06	60%	2,326,957	10.7%
9	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	50%	Dec-04	Feb-06	41%	2,464,322	10.9%
10	Midway Crossing	Elyria, OH	Redevelopment of former 20,338 SF Kids R Us and development of pad site into a 10,000 SF Darden restaurant	165,253	94%	Jan-05	Apr-06	66%	1,942,547	13.1%
11	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	62,767	100%	Jan-05	May-06	91%	4,476,887	9.5%
12	Riverview Plaza	Gadsden, AL	Reconfiguration of former Wal-Mart into a 55,000 SF Hobby Lobby, 12,000 SF Dollar Tree and 22,000 SF of retail shops and façade improvements	154,621	59%	Apr-05	Nov-06	30%	3,689,896	10.3%
13	Hillcrest Shopping Center	Spartanburg, SC	Redevelopment of former Kmart into a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and Panera Bread	329,529	94%	Apr-05	Apr-06	87%	4,959,705	10.3%
14	Chapman-Ford Crossing	Knoxville, TN	Redevelopment of former Wal-Mart into a 60,000 SF First Tennessee Bank and two junior anchors	219,683	70%	May-05	Oct-06	9%	1,255,355	16.0%
15	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	119,014	99%	Jun-05	Mar-06	37%	3,369,054	13.3%
16	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots	207,299	54%	Jun-05	Aug-06	37%	3,646,457	9.4%
17	Merchants Park	Houston, TX	Reconfiguration of shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	195,694	98%	Jun-05	Feb-06	67%	1,884,672	10.9%
18	Brooksville Square	Brooksville, FL	Redevelopment of former Kmart into a 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	156,361	50%	Jul-05	Dec-06	3%	6,703,075	10.1%
19	Festival Center	Bradley, IL	Redevelopment of former Fleming Supermarket into a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	77%	Jul-05	Dec-06	70%	814,272	13.0%
20	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a 162,000 SF Wal-Mart	58,800	72%	Jul-05	Dec-06	3%	2,090,973	10.3%
21	South Towne Centre	Dayton, OH	Redevelopment of former Kmart into a multi-tenant retail building anchored by a 35,000 SF Jo-Ann ETC and two other tenants and façade renovation	308,699	76%	Jul-05	Dec-06	7%	7,350,994	12.5%
22	Picadilly Square	Louisville, KY	Renovation of shopping center to create an orientation to a newly opened roadway and façade improvements	96,370	92%	Aug-05	Jul-06	1%	981,861	17.9%
23	Renaissance Center East	Las Vegas, NV	Expansion of shopping center by enclosing courtyard area to accommodate a 15,000 SF Dollar Tree	145,985	99%	Aug-05	Jan-06	75%	1,624,164	10.0%
24	Wynnewood Village	Dallas, TX	Redevelopment of shopping center, including demolition of an office building, to accommodate a 30,500 SF Ross Dress for Less, a 16,307 SF Citi Trends and 33,000 SF of new retail shops	464,854	93%	Sep-05	Sep-06	12%	4,895,697	10.3%
25	Regency Park	Jacksonville, FL	Redevelopment of former Rhodes Furniture into a 61,000 SF Hobby Lobby, a 24,000 SF Books A Million and façade renovation	333,948	83%	Oct-05	May-06	18%	2,718,312	11.1%
26	Points West	Brockton, MA	Redevelopment of shopping center with the addition of a 39,500 SF Price Rite Supermarket and façade improvements	144,042	96%	Oct-05	Jan-07	0%	3,667,952	10.2%
27	Surrey Square Mall	Norwood, OH	Redevelopment of partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	64%	Oct-05	Jul-07	5%	8,623,774	9.7%
28	Rising Sun Towne Centre (4)	Rising Sun, MD	Construction of a 73,000 SF Martin’s Food and 9,000 SF of retail shops	149,105	100%	Nov-05	Dec-07	4%	10,350,235	10.1%
29	Presidential Plaza (4)	North Lauderdale, FL	Redevelopment of former Winn-Dixie into a Sedano’s grocery and renovation of shopping center	88,306	47%	Dec-05	Dec-06	0%	672,817	11.5%
30	Southfield Plaza (4)	Bridgeview, IL	Construction of two new retail stores totaling 18,000 SF and façade improvements	198,331	99%	Jan-06	Aug-06	0%	1,112,872	13.3%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
31	West Towne Square (4)	Elizabethton, TN	Reconfiguration of former Winn-Dixie with new retail space and the creation of two outparcels	99,224	50%	Jan-06	Jul-07	0%	2,993,122	10.0%

							Total / Weighted Average		$139,827,857	10.9%
	Miscellaneous Properties
32	Pointe*Orlando	Orlando, FL	Remerchandise and signficantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	435,000	56%	Jul-05	Dec-06	5%	$44,373,987	10.0%

Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
33	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	353,575	95%	Sep-04	Dec-06	20%	$3,896,995	12.2%
34	Westgate (5)	Fairview Park, OH	Redevelopment of existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s	380,000	—	Jun-05	Sep-07	10%	50,000,000	10.0%
35	Stateline Square (4)	South Haven, MS	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	0%	7,526,999	10.1%
36	Miracle Mile Shopping Plaza (4)	Toledo, OH	Expansion of Kroger into new 105,000 SF prototype and renovate shopping center	317,046	75%	Jan-06	Dec-07	0%	1,552,687	10.2%
37	Germantown Square (4)	Cordova, TN	Redevelopment of former SuperK into a community shopping center	148,000	—	Jan-06	Dec-07	0%	8,452,950	10.0%
38	Riverdale Square (4)	North Memphis, TN	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	0%	9,904,132	10.1%

							Total / Weighted Average		$81,333,763	10.1%

Company Outparcel Development Activities
39	Cordele Square	Cordele, GA	Renovate existing theatre to accommodate a 10,000 SF stadium theatre	126,427	97%	Aug-05	Feb-06	10%	$1,056,786	10.8%
40	Tarpon Mall	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	96%	Sep-05	Aug-06	1%	2,231,331	10.5%
41	Florence Square	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	369,751	95%	Sep-05	Jul-06	16%	2,029,325	11.6%
42	Cortlandville	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	72%	Sep-05	Jun-06	5%	1,791,392	10.0%
43	Clearwater Mall (4)	Clearwater, FL	Construction of a 13,500 SF Golfsmith and 2,000 SF of retail space	302,500	96%	Oct-05	Oct-06	9%	2,723,847	11.0%
44	J*Town Center (4)	Jeffersontown, KY	Construction of 15,000 SF of reatil shop space	207,195	88%	Oct-05	Jan-07	69%	1,364,843	11.0%

							Total / Weighted Average		$11,197,524	10.8%

Joint Venture Outparcel Development Activities
45	Roundtree Place	Ypsilanti, MI	Construction of 11,500 SF of retail space, including a 4,550 Cici’s Pizza	206,913	99%	Oct-05	Oct-06	9%	$2,174,903	10.2%
46	Cortlandt Towne Center (4)	Mohegan Lake, NY	Construction of a 30,000 SF Best Buy	775,260	100%	Oct-05	Aug-06	13%	4,935,734	9.7%

							Total / Weighted Average		$7,110,637	9.9%

	TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES/ WEIGHTED AVERAGE								$283,843,768	10.5%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
Completed 2005 Company Redevelopment Activities
	Community and Neighborhood Shopping Centers
1	Tinley Park Plaza	Tinley Park, IL	Redevelopment of former Builders Square parcel with a 76,521 SF main retail building, including a 22,722 SF Staples and 13,200 SF outparcel building	252,974	96%	Mar-03	Feb-05	100%	$5,642,612	9.5%
2	Dover Park Plaza (6)	Yardville, NJ	Phase II of façade renovation and the replacement of former Acme with multiple retail shops	58,025	98%	Oct-04	Mar-05	100%	769,425	11.4%
3	Hornell Plaza (6)	Hornell, NY	Expansion of Wegman’s by 2,800 SF and relocation of existing tenants to new spaces	253,813	95%	Sep-04	Mar-05	100%	617,847	12.8%
4	Shops at Seneca Mall (6)	Liverpool, NY	Redevelopment of former medical space with a 34,000 SF Big Lots and additional retail shops	230,583	95%	Oct-04	Mar-05	100%	1,182,378	11.7%
5	Sharpstown Plaza	Houston, TX	Redevelopment of former office building into a shopping center anchored by a 33,177 SF Circuit City and 9,947 SF of retail shops	43,630	97%	Jul-04	Mar-05	100%	5,347,799	11.2%
6	Tomball Parkway Plaza (6)	Tomball, TX	Renovation of former Compaq anchored wing of shopping center to accommodate multi-tenant retail shops anchored by a 29,655 SF Big Lots	133,629	98%	Sep-04	Mar-05	100%	542,366	11.1%
7	Washtenaw Fountain Plaza (6)	Ypsilanti, MI	Redevelopment of former Builders Square with a multi-tenant building	135,942	89%	Jan-04	May-05	100%	2,509,779	10.0%
8	Parkway Plaza (6)	Winston-Salem, NC	Conversion of former Bowling Center to a 28,000 SF CitiTrends	286,405	95%	Jan-05	May-05	100%	287,000	10.9%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Redevelopment / Outparcel Development

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)
9	Wallkill Plaza	Middletown, NY	Phase II redevelopment of former Bradlees into a multi-tenant retail building anchored by a 58,931 SF Ashley Furniture and a 27,000 SF A.J. Wright and shopping center renovation	203,960	92%	Jul-04	May-05	100%	3,071,729	11.0%
10	Orange Grove (6)	Houston, TX	Redevelopment of former Kmart anchored shopping center with the construction of a 35,277 SF 24 Hour Fitness, 8,000 SF of new retail shops and the addition of a 93,633 SF Floor & Décor	190,811	96%	May-04	Jun-05	100%	5,896,546	10.5%
11	Cave Spring Corners	Roanoke, VA	Construction of a 58,000 SF Kroger and 3,300 SF of retail shops in former Ames location	142,752	100%	May-03	Jun-05	100%	2,092,753	13.0%
12	Columbus Center	Columbus, IN	Sale of 12 acres of land to Target for a 126,000 SF store and façade renovation	145,162	87%	May-03	Aug-05	100%	4,357,284	12.4%
13	Western Village	Cincinnati, OH	Construction of a 76,000 SF Kroger and 30,000 SF of retail shops	107,545	100%	Feb-04	Aug-05	100%	5,802,868	11.1%
14	Roxboro Square	Roxboro, NC	Redevelopment of former Wal-Mart anchored center into a town center anchored by Person County	97,226	88%	Jan-05	Sep-05	100%	6,007,629	10.1%
15	Transit Road Plaza	Lockport, NY	Remerchandise former Kmart with a multi-tenant building anchored by a 21,160 SF Office Max and a 29,563 SF Grossman’s Bargain Outlet	147,588	72%	Mar-04	Sep-05	100%	5,493,726	10.4%
16	Mohawk Acres	Rome, NY	Construction of a 70,000 SF Price Chopper and shopping center renovation	161,330	92%	Sep-04	Sep-05	100%	3,570,204	10.1%
17	J*Town Center	Jeffersontown, KY	Phase II of reconfiguration of shopping center with façade renovation of the main building and reposition of shopping center into multi-use retail / office anchored by a 38,380 SF Louisville Athletic Club	207,195	88%	Sep-03	Oct-05	100%	6,993,732	13.7%
18	Village Center	Smithtown, NY	Renovation of shopping center with the addition of Zio Guisseppe’s, a 32,500 SF specialty grocer	97,401	100%	Oct-04	Oct-05	100%	2,100,468	11.5%
19	Texas City Bay	Texas City, TX	Conversion of former Kmart into 96,000 SF British Petroleum office space	229,876	94%	Jun-05	Oct-05	100%	6,806,963	10.6%
20	Rose Pavilion	Pleasanton, CA	Demolition of vacant theatre and construction of a 30,000 SF Broyhill Furniture Store	292,858	100%	Jan-05	Dec-05	100%	3,110,590	10.2%
21	Coconut Creek	Coconut Creek, FL	Phase II redevelopment of north wing of the shopping center with a 36,000 SF Radical Entertainment	265,621	95%	Apr-05	Dec-05	100%	751,483	10.2%
22	Grand Crossing	Brighton, MI	Renovation of VG’s, expansion of Ace Hardware by 4,000 SF and addition of 3,600 SF of new shop space	82,989	100%	Jan-05	Dec-05	100%	890,442	10.9%
23	Greentree Shopping Center	Columbus, OH	Expansion of Kroger to a new 77,116 SF prototype and renovation of shopping center	128,212	96%	Aug-05	Dec-05	100%	1,153,675	10.3%
24	Parkview West	Pasadena, TX	Renovate and remerchandise the shopping center creating high profile small shop space	39,939	96%	Jun-05	Dec-05	100%	434,955	10.6%

							Total / Weighted Average		$75,434,253	11.0%

Completed 2005 Company Outparcel Development Activities
25	Ridgeview Centre	Wise, VA	Construction of a 10,700 SF Social Security office	190,242	96%	Jan-04	Jun-05	100%	$1,592,813	10.7%
26	Elkhart Market Centre	Goshen, IN	Construction of a 7,800 SF Pet Supplies Plus	362,470	99%	Oct-04	Sep-05	100%	950,290	12.3%

							Total / Weighted Average		$2,543,103	11.3%

Completed 2005 Joint Venture Redevelopment Activities
	Community and Neighborhood Shopping Centers
27	Marrero Shopping Center	Marrero, LA	Expansion of Winn-Dixie to 48,960 SF	69,259	100%	Jul-04	Mar-05	100%	$1,729,410	13.1%
28	Clinton Crossing	Clinton, MS	Redevelopment of former Wal-Mart with a 46,873 SF grocer and 14,000 SF of retail shops	87,698	36%	Apr-04	Jun-05	100%	6,837,878	14.9%
29	Galleria Commons	Henderson, NV	Redevelopment of former House To Home with a 85,000 SF Burlington Coat Factory and additional retail shops	276,460	95%	Jul-03	Jul-05	100%	3,542,363	11.0%
30	Westminster City Center	Westminster, CO	Reconfiguration of the northend of the shopping center with a downsized 15,803 SF Golfsmith and a new 11,043 SF Pier 1	343,110	100%	Apr-05	Sep-05	100%	1,239,277	10.0%
31	Delta Center	Lansing, MI	Redevelopment of former Farmer Jack into a 53,921 SF Hobby Lobby	186,246	89%	Sep-05	Dec-05	100%	518,169	13.5%
32	The Crossing at Fry Road	Katy, TX	Expansion of Hobby Lobby by 15,576 SF and façade renovation	222,705	98%	Dec-04	Dec-05	100%	344,954	12.8%

							Total / Weighted Average		$14,212,051	13.2%

			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$92,189,407	11.4%

		TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$376,033,175	10.7%

(1) Includes all leases in effect at December 31, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost.  Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income.  Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended December 31, 2005.

(5) Expected total project cost includes the costs incurred in acquiring the property.

(6) Subsequent to completion, this property was contributed to a joint venture.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

New Development Activities

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased	Start Date	Completion Date	Complete	Project Cost	on Cost (1)
Company New Development Activities
	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Mar-07	31%	$9,904,184	10.0%
2	Nine Mile Square	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-07	45%	8,538,452	10.6%
3	Denham Springs Plaza	Denham Springs, LA	Develop 40,000 SF of retail shops and 33,000 SF on three pad sites anchored by Home Depot	73,000	—	Sep-05	Mar-07	38%	4,317,212	10.1%
4	Northgate Plaza	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	—	Sep-05	Mar-07	29%	2,435,215	10.5%
5	Brandt Pike Place	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Nov-06	0%	4,632,975	10.1%

							Total / Weighted Average		$29,828,038	10.2%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (2)	Start Date	Completion Date	Complete	Project Cost	on Cost (1)
Completed 2005 Company New Development Activities
	Community and Neighborhood Shopping Centers
1	Unity Plaza	East Fishkill, NY	Development of a 68,162 SF shopping center anchored by A&P Fresh Market	68,162	97%	May-04	Sep-05	100%	$14,805,863	9.7%
2	The Centre at Navarro	Victoria, TX	Phase I development of shopping center anchored by a 29,000 SF Hastings and a 14,490 SF Walgreens	42,710	100%	Jan-05	Dec-05	100%	11,298,055	10.7%

							Total / Weighted Average		$26,103,918	10.1%

			TOTAL NEW DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$55,931,956	10.2%

(1) Projected income / expected total project cost.

(2) Includes all leases in effect at December 31, 2005, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	259	35,901,101	92.9%	33,336,056	$288,705,534
Miscellaneous Properties	15	692,265	59.0%	408,468	1,984,314
	274	36,593,366	92.2%	33,744,523	$290,689,848

Redevelopment Properties
Community and Neighborhood Shopping Centers	31	5,622,298	78.0%	4,384,511	$35,565,027
Miscellaneous Property	1	461,629	55.8%	257,450	4,647,922
	32	6,083,927	76.3%	4,641,962	$40,212,949

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	$—

COMPANY PORTFOLIO	311	42,677,293	89.9%	38,386,485	$330,902,797

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	157	23,890,502	96.1%	22,961,688	$221,901,928
Miscellaneous Properties	2	—	—	—	—
	159	23,890,502	96.1%	22,961,688	$221,901,928

Redevelopment Properties
Community and Neighborhood Shopping Centers	6	643,613	85.9%	552,856	$3,057,694

JOINT VENTURE PORTFOLIOS (1)	165	24,534,115	95.8%	23,514,545	$224,959,622

TOTAL PORTFOLIO (1)	476	67,211,408	92.1%	61,901,030	$555,862,420

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	416	59,791,603	94.2%	56,297,744	$510,607,463
TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	42	6,265,911	78.8%	4,937,368	38,622,721
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)
	458	66,057,514	92.7%	61,235,112	549,230,184

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	37,911,874	61.9%	$259,863,435	$6.85	47.3%
Non-anchor Tenants	23,323,238	38.1%	289,366,749	12.41	52.7%
	61,235,112	100.0%	$549,230,184	$8.97	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Type Summary

(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
						Percent of		Percent of
	# of		Percent	Leased		Total		Company
	Properties	GLA	Leased	GLA	Amount	ABR	Amount	NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	259	35,901,101	92.9%	33,336,056	$288,705,534	82.0%	$62,042,472	87.6%
Miscellaneous Properties	15	692,265	59.0%	408,468	1,984,314	0.6%	29,756	0.0%
	274	36,593,366	92.2%	33,744,523	$290,689,848	82.6%	$62,072,228	87.6%

Redevelopment Properties
Community and Neighborhood Shopping Centers	31	5,622,298	78.0%	4,384,511	$35,565,027	10.1%	$8,781,623	12.4%
Miscellaneous Property	1	461,629	55.8%	257,450	4,647,922	1.3%	(3,449)	0.0%
	32	6,083,927	76.3%	4,641,962	$40,212,949	11.4%	$8,778,174	12.4%

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	$—	0.0%	—	0.0%

COMPANY PORTFOLIO	311	42,677,293	89.9%	38,386,485	$330,902,797	94.0%	$70,850,402	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	157	1,960,730	96.0%	1,881,759	$20,782,049	5.9%
Miscellaneous Properties	2	—	—	—	—	—
	159	1,960,730	96.0%	1,881,759	$20,782,049	5.9%

Redevelopment Properties
Community and Neighborhood Shopping Centers	6	64,362	85.9%	55,286	$305,769	0.1%

JOINT VENTURE PORTFOLIOS (2)	165	2,025,092	95.7%	1,937,045	$21,087,819	6.0%

TOTAL PORTFOLIO (2)	476	44,702,385	90.2%	40,323,530	$351,990,616	100.0%

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	416	37,861,831	93.0%	35,217,815	$309,487,584
TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	42	5,686,660	78.1%	4,439,797	35,870,796
TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)
	458	43,548,491	91.1%	39,657,612	345,358,380

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 7.

(2) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Properties by State / Region - Company Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	7	90.0%	759,414	1.8%	1.1%
Arizona	3	86.7%	596,493	1.4%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.1%
California	11	97.5%	1,723,699	4.0%	6.2%
Colorado	2	98.9%	363,558	0.9%	1.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	28	86.7%	4,696,954	11.0%	12.2%
Georgia	26	93.3%	2,862,634	6.7%	6.4%
Illinois	9	92.8%	1,588,969	3.7%	4.7%
Indiana	7	86.0%	984,102	2.3%	1.6%
Iowa	2	81.7%	279,826	0.7%	0.4%
Kentucky	9	90.4%	1,703,887	4.0%	3.6%
Louisiana	3	97.5%	345,215	0.8%	0.5%
Maryland	2	78.3%	282,336	0.7%	0.6%
Massachusetts	2	92.5%	348,917	0.8%	0.6%
Michigan	16	94.0%	2,209,129	5.2%	6.0%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Nevada	2	74.7%	311,512	0.7%	0.7%
New Jersey	5	94.0%	821,675	1.9%	2.4%
New Mexico	2	99.7%	97,684	0.2%	0.3%
New York	19	84.8%	2,568,155	6.0%	6.0%
North Carolina	12	92.6%	1,527,431	3.6%	2.5%
Ohio	27	88.2%	4,567,138	10.7%	9.7%
Oklahoma	1	100.0%	186,851	0.4%	0.5%
Pennsylvania	11	85.2%	2,142,738	5.0%	5.2%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	7	94.3%	1,054,718	2.5%	2.4%
Tennessee	14	88.3%	1,674,113	3.9%	3.1%
Texas	68	89.4%	7,313,492	17.1%	17.0%
Utah	1	—	—	0.0%	0.0%
Virginia	9	96.5%	1,018,529	2.4%	2.3%
Wisconsin	1	98.4%	198,419	0.5%	0.4%
Wyoming	1	90.7%	155,022	0.4%	0.3%

	311	89.9%	42,677,293	100%	100%

Region (1)
East	78	89.6%	11,646,512	27.3%	26.0%
Midwest	63	90.1%	10,038,320	23.5%	23.2%
South	148	89.5%	17,899,515	41.9%	40.9%
West	22	93.3%	3,092,946	7.2%	9.9%

	311	89.9%	42,677,293	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Properties by State / Region - Joint Venture Portfolios

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	3	94.7%	419,987	1.7%	2.6%
Arizona	2	91.7%	203,515	0.8%	0.8%
Arkansas	1	85.2%	180,519	0.7%	0.5%
California	3	99.1%	521,549	2.1%	2.5%
Colorado	4	98.9%	1,093,227	4.5%	5.8%
Connecticut	12	97.8%	2,169,782	8.8%	11.0%
Florida	14	98.7%	2,087,526	8.5%	8.0%
Georgia	14	97.0%	2,036,380	8.3%	7.5%
Illinois	1	81.8%	130,436	0.5%	0.6%
Indiana	2	87.0%	178,570	0.7%	0.4%
Iowa	1	92.5%	269,465	1.1%	0.7%
Kansas	1	100.0%	102,648	0.4%	0.4%
Kentucky	5	99.5%	993,136	4.0%	3.6%
Louisiana	3	100.0%	348,536	1.4%	0.8%
Maine	2	100.0%	274,026	1.1%	0.7%
Massachusetts	2	100.0%	126,775	0.5%	1.0%
Michigan	6	89.0%	1,055,676	4.3%	3.4%
Mississippi	3	67.9%	175,419	0.7%	0.3%
Nevada	1	94.9%	276,460	1.1%	1.2%
New Hampshire	2	100.0%	222,438	0.9%	1.4%
New Jersey	1	97.9%	58,025	0.2%	0.3%
New Mexico	1	96.1%	126,012	0.5%	0.5%
New York	9	98.8%	1,998,544	8.1%	9.4%
North Carolina	9	97.4%	990,592	4.0%	3.8%
Ohio	11	89.6%	1,961,624	8.0%	6.6%
Oklahoma	1	100.0%	294,613	1.2%	1.6%
Pennsylvania	4	98.5%	440,197	1.8%	1.8%
South Carolina	5	93.4%	403,080	1.6%	1.2%
Tennessee	10	96.0%	753,716	3.1%	2.7%
Texas	21	95.2%	3,393,524	13.8%	14.6%
Virginia	6	99.2%	612,086	2.5%	2.5%
West Virginia	3	93.3%	360,621	1.5%	1.0%
Wisconsin	2	90.2%	275,411	1.1%	0.7%

	165	95.8%	24,534,115	100%	100%

Region (1)
East	60	98.1%	8,649,302	35.3%	37.7%
Midwest	24	89.6%	3,973,830	16.2%	12.8%
South	70	96.0%	9,690,220	39.5%	38.6%
West	11	97.6%	2,220,763	9.1%	10.8%

	165	95.8%	24,534,115	100%	100%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Properties by State / Region - Total Portfolio

					Percent of
	Number of	Percent		Percent of	Scheduled
State	Properties	Leased	GLA	GLA	ABR
Alabama	10	90.4%	834,299	1.9%	1.4%
Arizona	5	86.7%	606,669	1.4%	1.3%
Arkansas	2	98.1%	69,868	0.2%	0.1%
California	14	97.5%	1,749,776	3.9%	5.9%
Colorado	6	99.1%	540,921	1.2%	1.9%
Connecticut	12	96.4%	147,548	0.3%	0.5%
Delaware	1	0.0%	30,000	0.1%	0.0%
Florida	42	87.1%	4,864,771	10.9%	11.9%
Georgia	40	93.5%	3,083,908	6.9%	6.6%
Illinois	10	92.6%	1,615,056	3.6%	4.5%
Indiana	9	86.0%	993,031	2.2%	1.5%
Iowa	3	82.2%	293,299	0.7%	0.4%
Kansas	1	100.0%	5,132	0.0%	0.0%
Kentucky	14	90.7%	1,753,544	3.9%	3.5%
Louisiana	6	97.7%	375,057	0.8%	0.5%
Maine	2	100.0%	13,702	0.0%	0.0%
Maryland	2	78.3%	282,336	0.6%	0.5%
Massachusetts	4	92.6%	355,256	0.8%	0.6%
Michigan	22	93.8%	2,274,946	5.1%	5.8%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Mississippi	3	57.2%	13,156	0.0%	0.0%
Nevada	3	75.5%	325,335	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	6	94.0%	824,576	1.8%	2.2%
New Mexico	3	99.5%	103,985	0.2%	0.3%
New York	28	85.5%	2,705,752	6.1%	6.1%
North Carolina	21	92.7%	1,579,912	3.5%	2.5%
Ohio	38	88.2%	4,717,079	10.6%	9.4%
Oklahoma	2	100.0%	245,774	0.5%	0.7%
Pennsylvania	15	85.3%	2,164,748	4.8%	5.0%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	12	94.3%	1,074,873	2.4%	2.3%
Tennessee	24	88.4%	1,711,799	3.8%	3.0%
Texas	89	89.7%	7,679,164	17.2%	17.2%
Utah	1	—	—	0.0%	0.0%
Virginia	15	96.6%	1,066,908	2.4%	2.3%
West Virginia	3	93.3%	18,031	0.0%	0.0%
Wisconsin	3	97.8%	212,189	0.5%	0.4%
Wyoming	1	90.6%	155,022	0.3%	0.3%

	476	90.2%	44,702,385	100%	100%

Region (1)
East	138	89.9%	12,176,434	27.2%	26.0%
Midwest	87	90.0%	10,166,447	22.7%	22.2%
South	218	89.9%	18,877,796	42.2%	41.4%
West	33	93.6%	3,481,708	7.8%	10.4%

	476	90.2%	44,702,385	100%	100%

(1) NCREIF Regions

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Twelve Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	12/31/05	12/31/04	Change	12/31/05	12/31/04	Change	09/30/05	09/30/04	Change	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	210	210		233	233		236	236		296	296		299	299
Gross leasable area (1)	25,587,846	25,573,437		29,352,408	29,274,180		29,040,059	29,014,830		37,736,016	37,736,016		37,508,768	37,508,768
Percent leased (1)	92.5%	93.9%	-1.4%	93.1%	94.3%	-1.2%	92.7%	94.6%	-1.9%	93.3%	94.1%	-0.8%	92.8%	93.2%	-0.4%

Termination Fees: (2)	$130	$166		$1	$216		$59	$55		$53	$(24)		$431	$19

Rental revenues	$251,412	$246,608	1.9%	$78,223	$74,163	5.5%	$71,019	$70,388	0.9%	$95,055	$90,401	5.1%	$90,655	$90,748	-0.1%
Rental operating expenses	76,183	73,062	4.3%	26,327	23,393	12.5%	20,259	19,981	1.4%	28,830	24,916	15.7%	27,489	28,234	-2.6%
SAME PROPERTY NOI (GAAP BASIS)	$175,229	$173,546	1.0%	$51,896	$50,770	2.2%	$50,760	$50,407	0.7%	$66,225	$65,485	1.1%	$63,166	$62,514	1.0%
Operating margin (GAAP basis)	69.7%	70.4%	-0.7%	66.3%	68.5%	-2.1%	71.5%	71.6%	-0.1%	69.7%	72.4%	-2.8%	69.7%	68.9%	0.8%
Straight-line rent adjustment	2,713	3,157	-14.1%	1,092	1,052	3.8%	680	880	-22.7%	722	1,435	-49.7%	535	1,185	-54.9%
SAME PROPERTY NOI	$172,516	$170,389	1.2%	$50,804	$49,718	2.2%	$50,080	$49,527	1.1%	$65,503	$64,050	2.3%	$62,631	$61,329	2.1%
Operating margin	68.6%	69.1%	-0.5%	64.9%	67.0%	-2.1%	70.5%	70.4%	0.2%	68.9%	70.9%	-1.9%	69.1%	67.6%	1.5%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$251,412	$246,608	$78,223	$74,163	$71,019	$70,388	$95,055	$90,401	$90,655	$90,748
Non-same property rental revenues	234,907	243,820	32,859	52,428	44,045	51,427	38,223	30,914	38,327	32,153
TOTAL RENTAL REVENUES	486,319	490,428	111,082	126,591	115,064	121,815	133,278	121,315	128,982	122,901
Same property rental operating expenses (1)	76,183	73,062	26,327	23,393	20,259	19,981	28,830	24,916	27,489	28,234
Non-same property rental operating expenses	82,820	81,607	12,034	18,025	17,802	17,837	13,347	11,518	13,586	11,356
TOTAL RENTAL OPERATING EXPENSES	159,003	154,669	38,361	41,418	38,061	37,818	42,177	36,434	41,075	39,590

TOTAL NOI (1)	327,316	335,759	72,721	85,173	77,003	83,997	91,101	84,881	87,907	83,311

SAME PROPERTY JOINT VENTURE NOI (1)	6,534	6,067	1,871	1,649	1,990	1,856	1,799	1,784	1,770	1,684

SAME PROPERTY DISCONTINUED OPERATIONS NOI	—	—	—	—	—	—	520	697	—	—

COMPANY NOI	320,782	329,692	70,850	83,524	75,013	82,141	88,782	82,400	86,137	81,627

Total other income	19,227	9,835	7,616	2,174	5,819	2,489	2,568	2,407	3,224	2,765
Total other expenses	(237,135)	(212,617)	(51,125)	(54,833)	(71,512)	(53,129)	(57,326)	(52,917)	(57,172)	(51,738)
Gain on sale of real estate	186,908	1,217	(34)	—	186,942	—	—	—	—	1,217
Impairment of real estate	(859)	(43)	—	—	(859)	—	—	(43)	—	—
Minority interest in income of consolidated partnership and joint ventures	(5,953)	(853)	(178)	86	(4,359)	(203)	(1,134)	(476)	(282)	(260)
Income (loss) from discontinued operations	23,354	6,709	3,766	3,235	5,001	(1,857)	7,807	1,545	6,780	3,786

NET INCOME	$306,324	$133,940	$30,895	$34,186	$196,045	$29,441	$40,697	$32,916	$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance. NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144, 3) were acquired during the periods presented or 4) were disposed of during the periods presented. The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties. NOI and Same Store NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Twelve Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent	Three Months Ended		Percent
	12/31/05	12/31/04	Change	12/31/05	12/31/04	Change	09/30/05	09/30/04	Change	06/30/05	06/30/04	Change	03/31/05	03/31/04	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	275	275		289	289		292	292		364	364		363	363
Gross leasable area (1)	37,140,481	37,103,520		39,145,654	39,079,945		39,141,206	29,245,029		50,162,917	50,162,917		49,439,263	49,439,263
Percent leased (1)	90.8%	91.4%	-0.6%	91.1%	91.7%	-0.6%	91.2%	91.8%	-0.6%	91.7%	92.2%	-0.5%	91.9%	91.5%	0.4

Termination Fees: (2)	$2,279	$1,471		$1	$242		$1,006	$55		$949	$(24)		$1,125	$1,884

Rental revenues	$363,691	$352,815	3.1%	$102,978	$96,746	6.4%	$94,783	$93,944	0.9%	$125,532	$118,260	6.1%	$117,561	$116,624	0.8%
Rental operating expenses	118,860	113,409	4.8%	35,422	32,149	10.2%	28,998	29,172	-0.6%	40,316	34,972	15.3%	37,753	38,357	-1.6%
SAME PROPERTY NOI (GAAP BASIS)	$244,831	$239,406	2.3%	$67,556	$64,597	4.6%	$65,785	$64,772	1.6%	$85,216	$83,288	2.3%	$79,808	$78,267	2.0%
Operating margin (GAAP basis)	67.3%	67.9%	-0.5%	65.6%	66.8%	-1.2%	69.4%	68.9%	0.5%	67.9%	70.4%	-2.5%	67.9%	67.1%	0.8%
Straight-line rent adjustment	5,087	4,773	6.6%	2,477	1,304	90.0%	944	1,532	-38.4%	1,745	1,673	4.3%	764	1,427	-46.5%
SAME PROPERTY NOI	$239,744	$234,633	2.2%	$65,079	$63,293	2.8%	$64,841	$63,240	2.5%	$83,471	$81,615	2.3%	$79,044	$76,840	2.9%
Operating margin	65.9%	66.5%	-0.6%	63.2%	65.4%	-2.2%	68.4%	67.3%	1.1%	66.5%	69.0%	-2.5%	67.2%	65.9%	1.3%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$363,691	$352,815		$102,978	$96,746		$94,783	$93,944		$125,532	$118,260		$117,561	$116,624
Non-same property rental revenues	122,708	137,668		8,139	29,876		20,325	27,901		7,771	3,069		11,437	6,295
TOTAL RENTAL REVENUES	486,399	490,483		111,117	126,622		115,108	121,845		133,303	121,329		128,998	122,919
Same property rental operating expenses (1)	118,860	113,409		35,422	32,149		28,998	29,172		40,316	34,972		37,753	38,357
Non-same property rental operating expenses	40,176	41,283		2,979	9,275		9,086	8,651		1,866	1,472		3,325	1,245
TOTAL RENTAL OPERATING EXPENSES	159,036	154,692		38,401	41,424		38,084	37,823		42,182	36,444		41,078	39,602

TOTAL NOI (1)	327,363	335,791		72,716	85,198		77,024	84,022		91,121	84,885		87,920	83,317

SAME PROPERTY JOINT VENTURE NOI (1)	6,581	6,099		1,866	1,674		2,011	1,881		1,819	1,788		1,783	1,690

SAME PROPERTY DISCONTINUED OPERATIONS NOI	—	—		—	—		—	—		520	697		—	—
COMPANY NOI	320,782	329,692		70,850	83,524		75,013	82,141		88,782	82,400		86,137	81,627

Total other income	19,227	9,835		7,616	2,174		5,819	2,489		2,568	2,407		3,224	2,765
Total other expenses	(237,135)	(212,617)		(51,125)	(54,833)		(71,512)	(53,129)		(57,326)	(52,917)		(57,172)	(51,738)
Gain on sale of real estate	186,908	1,217		(34)	—		186,942	—		—	—		—	1,217
Impairment of real estate	(859)	(43)		—	—		(859)	—		—	(43)		—	—
Minority interest in income of consolidated partnership and joint ventures	(5,953)	(853)		(178)	86		(4,359)	(203)		(1,134)	(476)		(282)	(260)
Income (loss) from discontinued operations	23,354	6,709		3,766	3,235		5,001	(1,857)		7,807	1,545		6,780	3,786

NET INCOME	$306,324	$133,940		$30,895	$34,186		$196,045	$29,441		$40,697	$32,916		$38,687	$37,397

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance. NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144, 2) were acquired during the periods presented or 3) were disposed of during the periods presented. The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of of the performance of the Company’s properties.

NOI and Same Store NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Top Ten Tenants

				GLA as a		ABR as a
		Number of		Percentage of Total		Percentage of Total
	Tenant	Leases	GLA	Portfolio GLA	ABR	Portfolio ABR
1	The Kroger Co. (1)	52	2,293,019	5.1%	$14,446,224	4.1%
2	Wal-Mart Stores (2)	28	2,194,018	4.9%	8,955,475	2.5%
3	Sears Holding Corp. (3)	36	1,838,903	4.1%	8,433,348	2.4%
4	The TJX Companies (4)	53	1,137,901	2.5%	7,796,664	2.2%
5	Publix Super Markets	23	729,544	1.6%	5,915,431	1.7%
6	Ahold USA (5)	15	577,354	1.3%	5,410,844	1.5%
7	Delhaize America (6)	34	610,915	1.4%	3,843,123	1.1%
8	Safeway, Inc. (7)	11	379,587	0.8%	3,602,067	1.0%
9	Walgreen Co.	21	214,527	0.5%	3,147,669	0.9%
10	Circuit City Stores, Inc.	14	300,416	0.7%	3,009,866	0.9%

		287	10,276,184	23.0%	$64,560,710	18.3%

(1) Includes King Soopers, Kroger, Ralphs and Smith’s.

(2) Includes Neighborhood Markets, SAM’S CLUBS, Supercenters and Wal-Mart stores.

(3) Includes Kmart, Sears, Sears Essentials and Sears Optical.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(6) Includes Food Lion, Hannaford Bros., Harveys and Kash n’ Karry.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

New Lease Summary

NEW LEASE SUMMARY

				Tenant
			Total New	Improvements	Leasing
	Number	GLA	ABR (1)	Committed	Commissions
1Q 2005	146	831,427	$8,541,106	$4,173,449	$832,309
psf			10.27	5.02	1.00
2Q 2005	144	929,708	$7,264,731	$3,972,439	$723,156
psf			7.81	4.27	0.78
3Q 2005	169	1,107,747	$11,103,202	$2,924,763	$967,104
psf			10.02	2.64	0.87
4Q 2005	198	829,056	$9,277,731	$3,588,367	$690,866
psf			11.19	4.33	0.83

2005 Total	657	3,697,938	$36,186,770	$14,659,018	$3,213,435
psf			9.79	3.96	0.87

RENEWAL LEASE SUMMARY (2)

			Total Former	Total New	Increase/(Decrease)
	Number	GLA	ABR	ABR	Total Dollar	Percent
1Q 2005	179	649,413	$6,409,098	$6,961,489	$552,391	8.6%
psf			9.87	10.72	0.85
2Q 2005	201	1,091,531	$9,216,759	$9,685,677	$468,918	5.1%
psf			8.44	8.87	0.43
3Q 2005	156	706,832	$6,998,884	$7,428,804	$429,920	6.1%
psf			9.90	10.51	0.61
4Q 2005	277	980,633	$10,863,345	$11,694,498	$831,153	7.7%
psf			11.08	11.93	0.85

2005 Total	813	3,428,409	$33,488,086	$35,770,468	$2,282,382	6.8%
psf			9.77	10.43	0.67

(1) Total new ABR increase over total former ABR was 8.0% in 1Q 2005, 15.0% in 2Q 2005, 19.0% in 3Q 2005, 10.1% in 4Q 2005 and 12.9% for the year ended December 31, 2005, and includes only those spaces that were occupied within the prior two years.

(2) Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in effect at March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005, as applicable, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of properties owned by unconsolidated joint ventures, excluding Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Lease Expiration Schedule - Company Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	1,113	4,310,751	11.23%	$9.01	11.74%
2007	936	4,400,719	11.46%	9.28	12.34%
2008	911	4,211,856	10.97%	9.46	12.04%
2009	674	4,196,927	10.93%	8.96	11.37%
2010	608	5,100,276	13.29%	8.06	12.42%
2011	238	2,670,857	6.96%	7.06	5.70%
2012	99	899,163	2.34%	10.10	2.74%
2013	108	1,508,757	3.93%	8.57	3.91%
2014	95	1,746,595	4.55%	8.36	4.41%
2015	113	2,102,201	5.48%	9.01	5.73%
2016+	235	7,238,383	18.86%	8.05	17.60%

	5,130	38,386,485	100.0%	$8.62	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Lease Expiration Schedule - Joint Venture Portfolios

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	440	1,797,291	7.64%	$9.80	7.83%
2007	454	1,931,699	8.21%	9.92	8.52%
2008	470	2,718,191	11.56%	9.38	11.33%
2009	373	2,527,686	10.75%	9.04	10.15%
2010	342	2,473,538	10.52%	9.84	10.82%
2011	129	1,196,611	5.09%	9.62	5.12%
2012	86	1,048,580	4.46%	11.00	5.13%
2013	98	1,327,600	5.65%	10.38	6.13%
2014	94	1,565,931	6.66%	9.87	6.87%
2015	88	1,480,734	6.30%	10.01	6.59%
2016+	190	5,446,684	23.16%	8.89	21.52%

	2,764	23,514,545	100.0%	$9.57	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Lease Expiration Schedule - Total Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	1,553	4,449,507	11.03%	$9.11	11.51%
2007	1,390	4,555,821	11.30%	9.35	12.10%
2008	1,381	4,416,961	10.95%	9.53	11.96%
2009	1,047	4,385,712	10.88%	9.03	11.25%
2010	950	5,386,287	13.36%	8.22	12.58%
2011	367	2,796,210	6.93%	7.28	5.78%
2012	185	987,122	2.45%	10.37	2.91%
2013	206	1,610,799	3.99%	8.81	4.03%
2014	189	1,860,501	4.61%	8.52	4.50%
2015	201	2,239,563	5.55%	9.13	5.81%
2016+	425	7,635,047	18.93%	8.10	17.56%

	7,894	40,323,530	100.0%	$8.73	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties

	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	85%	$312,926	Big B Drugs, Southern Family Markets
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,033,753	Southeastern Salvage, Walmart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,436,362	Wal-Mart
4	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	96%	712,305	Furniture Factory, Kmart
5	Metro Marketplace	Phoenix	AZ	2001	06/21/91	244,975	71%	1,971,726	Office Max, Toys R Us
6	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,664,753	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	Sam’s Club
7	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	98%	2,109,728	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
8	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	355,045	-
9	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,254	100%	1,614,111	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
10	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,430	100%	730,551	Big Lots, Kmart
11	Arbor Faire	Fresno	CA	1993	04/09/97	199,986	96%	2,090,515	Home Depot, PETsMART, Smart & Final	Mervyn’s
12	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	78%	830,125	United Artists
13	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	93%	765,798	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
14	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	96%	3,063,706	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
15	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,421,793	Borders, Kohl’s, Sports Chalet	Wal-Mart
16	Rose Pavilion	Pleasanton	CA	2005	02/27/98	292,858	100%	4,811,269	Levitz Furniture, Macy’s Home Store	Long’s Drugs
17	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,785,516	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
18	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
19	Superior Marketplace	Superior	CO	2004	07/31/02	265,286	99%	3,976,893	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
20	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	96%	4,977,456	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, Target
21	Coconut Creek	Coconut Creek	FL	2005	03/01/02	265,621	95%	3,017,910	Big Lots, Publix
22	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,302,814	Kmart, Publix
23	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,430,189	Circuit City, Office Depot, Publix, T.J. Maxx
24	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	861,624	Family Dollar, Winn-Dixie
25	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
26	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	94%	721,858	Kash n’ Karry
27	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	88%	596,056	International Super Buffet
28	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,345,753	Kmart, Ross Dress for Less, Winn-Dixie
29	Freedom Square	Naples	FL	1995	10/06/97	211,839	99%	1,736,307	Kmart, Publix
30	Southgate	New Port Richey	FL	2004	08/27/97	258,702	90%	1,251,425	Big Lots, Publix, Sticks N Stuff
31	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	521,034	AutoZone, Buddy’s Home, Winn-Dixie
32	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,049,999	Publix
33	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	94%	1,047,597	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
34	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	902,910	Burlington Coat Factory, T.J. Maxx
35	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	83%	850,862	Dollar General, Publix
36	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,191,801	Big Lots, Winn-Dixie
37	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	99%	907,315	Dollar Tree, Kash n’ Karry, Walgreens
38	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	96%	1,392,801	Publix, Schumacher Music
39	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	133,211	96%	1,236,709	Publix, T.J. Maxx
40	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
41	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	94%	3,555,968	Furniture Plus, Goodwill, Publix
42	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	97%	580,523	Big Lots, Food Lion
43	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	83%	391,613	Food Depot
44	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	575,296	Badcock Furniture, Kroger
45	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	415,414	BI-LO, Family Dollar
46	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	100%	106,387	America’s Choice Home Furnishings, Fred’s Dollar Store
47	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	838,940	B.C. Moore, Wal-Mart
48	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	99%	526,378	Kmart
49	Covington Gallery	Covington	GA	1991	12/30/93	174,857	95%	993,052	Ingles, Kmart
50	Midway Village	Douglasville	GA	1989	05/01/97	74,728	93%	215,520	-

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
51	Westgate	Dublin	GA	2004	07/11/90	118,938	94%	600,058	Beall’s, Big Lots, Food Max	Home Depot
52	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	94%	1,021,873	Piccadilly Cafeteria, Publix
53	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	463,411	Marshalls
54	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,134,707	Kroger
55	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	86%	1,542,882	Ace Hardware, Kroger
56	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	419,886	Family Dollar, Marshalls
57	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	598,744	Food Depot
58	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	100%	268,932	-	Wal-Mart
59	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	928,392	Eisenhower Cinema, Food Lion
60	University Commons	Statesboro	GA	1994	07/24/96	59,814	100%	576,555	-
61	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	100%	2,746,167	Kroger
62	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	224,508	Bealls Outlet, Family Dollar, Salvation Army
63	Westgate	Tifton	GA	1980	07/11/90	16,307	92%	131,386	Dollar General
64	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	95%	1,159,795	Burlington Coat Factory, Hobby Lobby
65	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	99%	2,463,659	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
66	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	97%	384,033	Big Lots, Hobby Lobby
67	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	93%	1,886,860	Dominick’s Foods, Walgreen
68	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	454,006	Cub Foods, Stone’s Hallmark
69	Westridge Court	Naperville	IL	2002	07/18/97	453,666	85%	5,069,954	Borders, CompUSA, Cub Foods, Linens ‘n Things, Marshalls, Nova 8 Theatre
70	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	99%	1,058,810	Jewel-Osco
71	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	252,974	96%	2,274,055	T.J. Maxx, Walt’s Food Center
72	Columbus Center	Columbus	IN	2005	12/01/88	145,162	87%	1,040,222	Big Lots, Office Max, T.J. Maxx	Target
73	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	663,906	CVS, Martin’s Super Market
74	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	99%	2,180,674	Sam’s Wholesale Club, Wal-Mart
75	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	267,326	-	Goody’s, Wal-Mart
76	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	491,025	Goody’s, Kmart
77	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	90%	318,408	-	Big Lots
78	Wabash Crossing	Wabash	IN	1988	12/16/93	172,492	41%	410,667	Tractor Supply
79	Florence Plaza	Florence	KY	1985	12/12/02	170,404	72%	741,072	Hobby Lobby	Toys R Us
80	Florence Square	Florence	KY	2000	03/17/04	374,380	95%	3,773,557	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
81	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	770,287	Food Lion, Kmart
82	J*Town Center	Jeffersontown	KY	2005	10/21/88	207,195	88%	969,804	Louisville Athletic Club
83	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	78%	1,367,248	Wal-Mart
84	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	97%	1,322,620	Kincaid Home Furnishings, Kroger
85	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	99%	1,081,223	Books-A-Million, Hobby Lobby, Office Depot
86	Lexington Road Plaza	Versailles	KY	1994	04/28/94	182,578	97%	1,202,766	Kmart, Kroger
87	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	96%	660,615	Stage, Super 1 Foods
88	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	98%	1,058,458	Big Lots
89	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	90%	1,174,883	Stop & Shop
90	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	90%	1,555,213	Dunham’s, Kmart
91	Grand Crossing	Brighton	MI	2005	01/03/03	82,989	100%	814,040	ACO Hardware, VG’S Food
92	Farmington Crossroads	Farmington	MI	1986	12/11/95	93,886	88%	596,492	Farmer Jack
93	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
94	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,077,518	Sears Hardware Store
95	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	230,817	Glik’s
96	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	93%	761,722	D&W Food Center, Powerhouse Gym
97	Kentwood	Kentwood	MI	1987	01/03/03	78,007	68%	385,659	D&W Food Center
98	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	94%	4,958,525	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
99	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,042,774	Gander Mountain, Michaels, Old Navy, T.J. Maxx
100	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	100%	1,130,498	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
101	18 Mile & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,337,645	Murray’s Auto Parts, Sears Hardware, VG’S Food
102	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	92%	764,334	Babies R Us, Bed Bath & Beyond, Dunham’s

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
103	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	512,168	Martin’s Supermarket
104	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,443,934	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
105	Westland Crossing	Westland	MI	1999	11/16/99	141,738	91%	1,303,235	Grand Prix of America, Michaels	Toys R Us
106	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	94%	459,470	Northwest Bookstore, Party America, The Gym
107	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	95%	462,738	Ingles	Wal-Mart
108	Village Marketplace	Asheboro	NC	1991	04/13/95	87,869	91%	622,386	Big Lots	Hobby Lobby
109	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	98%	404,891	BI-LO, Peebles
110	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	96%	263,762	Food Lion
111	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	91%	298,022	CVS, Food Lion	Wal-Mart
112	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	97%	707,009	Dollar Tree, Wal-Mart
113	Roxboro Square	Roxboro	NC	2005	06/05/95	97,226	88%	1,067,960	Person County
114	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	92%	555,671	Belk-Yates
115	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	97%	1,932,845	Big Lots, Wal-Mart
116	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	97%	650,345	Eckerd, Lowes Food
117	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	95%	713,478	B.C. Moore, Food Lion, Wal-Mart
118	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	70%	704,578	Wal-Mart	Belk’s
119	Laurel Square	Brick	NJ	2003	07/13/92	246,235	97%	1,863,004	Kmart, Pathmark
120	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
121	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,355,345	Stop & Shop
122	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,568	95%	2,886,102	ShopRite
123	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,684	99%	331,995	Wal-Mart
124	Kietzke Center	Reno	NV	1986	06/20/97	167,296	54%	823,704	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
125	Cortlandville	Cortland	NY	2003	08/04/87	111,850	72%	272,130	Big Lots, Country Max, Kinney Drugs
126	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	597,775	Kmart, Office Max
127	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	89%	892,741	Big Lots, Quality Markets
128	Unity Plaza	East Fishkill	NY	2005	04/28/04	68,162	97%	1,048,150	A&P Fresh Market
129	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	171,152	Big Lots, Dollar General
130	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,201,573	Eckerd, P&C Foods, T.J. Maxx
131	Transit Road Plaza	Lockport	NY	2005	08/03/93	147,588	72%	676,236	Dollar Tree, Grossman’s Bargain Outlet, OfficeMax, Save-A-Lot
132	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	92%	1,638,541	A.J. Wright, Ashley Furniture, ShopRite
133	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,533,125	ShopRite, US Postal
134	Rockland Plaza	Nanuet	NY	2004	01/01/83	249,885	100%	5,294,408	Marshalls
135	South Plaza	Norwich	NY	2004	04/01/83	143,620	72%	349,957	Plaza Lanes, Save-A-Lot, Tractor Supply
136	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	65%	187,901	QCS Inet Acquisition Corp., Wal-Mart (warehouse)
137	Mohawk Acres	Rome	NY	2005	01/20/84	161,330	92%	1,239,462	Price Chopper
138	Westgate Manor	Rome	NY	2004	01/01/86	75,813	92%	450,822	Big Lots, Rome Cinemas
139	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,526,979	Eckerd, Zio Giuseppe’s Italian Market
140	Ashland Square	Ashland	OH	1991	10/06/93	163,168	97%	913,466	Wal-Mart
141	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	91%	1,565,595	Giant Eagle	Home Depot
142	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	93%	1,381,807	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
143	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	219,908	98%	1,958,764	A.J. Wright, Kroger
144	Delhi	Cincinnati	OH	2002	05/22/96	166,317	92%	1,464,292	Big Lots, Kroger
145	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	97%	2,363,314	HomeGoods, Stein Mart, T.J. Maxx
146	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	91%	491,256	Furniture & Mattress Dist. Center, Kroger
147	Western Hills Plaza	Cincinnati	OH	1989	11/03/05	430,399	97%	3,868,710	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx
148	Western Village	Cincinnati	OH	2005	05/04/94	107,545	100%	881,850	Kroger
149	Crown Point	Columbus	OH	1998	07/23/98	147,275	100%	1,256,879	Kroger, Lombards
150	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,212	96%	1,015,890	Kroger
151	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	89%	763,470	Staples, Super Seafood Buffet
152	Heritage Square	Dover	OH	2004	08/31/93	181,732	83%	659,238	Giant Eagle
153	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	97%	1,270,818	Tops Market	Wal-Mart
154	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	100%	2,684,088	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
155	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,160,819	Wal-Mart
156	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	93%	1,686,049	Basset’s IGA

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
157	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	681,955	Value City
158	Southland Shopping Plaza	Toledo	OH	1988	12/21/05	291,221	84%	1,367,823	A.J Wright, Big Lots, Kroger, Sears Hardware
159	Marketplace	Tulsa	OK	1992	09/01/04	186,851	100%	1,776,824	CompUSA, Drysdale’s, Oshman’s, PetsMart
160	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	100%	1,525,499	Giant Eagle, Wal-Mart
161	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	98%	1,957,504	Genuardi’s Family Market
162	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, T.J. Maxx
163	Dillsburg Shopping Center	Dillsburg	PA	2002	10/16/96	146,193	74%	1,496,969	Giant Food
164	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	642,463	Acme Markets, Big Lots
165	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	836,542	Giant Food, Rent-To-Own
166	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	96%	6,348,406	Strawbridge’s
167	Hampton Square	Southampton	PA	2002	12/29/98	62,933	39%	363,893	Eckerd
168	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,431,018	Marshalls, Ocean State Job Lot, Stop & Shop
169	South Park	Aiken	SC	1991	12/12/02	55,583	95%	263,325	Aaron Rents, Fred’s, Goodwill Emporium
170	Fashion Place Shopping Center	Columbia	SC	1990	09/14/05	149,493	82%	929,967	Dollar Tree, Staples, Superpetz, T.J. Maxx
171	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	719,049	BI-LO
172	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	100%	330,030	Food Lion, Market Area Real Estate Sales
173	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	424,297	Animal Supply House, Dollar General, Food Lion, Musicians Supply
174	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	98%	1,911,030	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
175	Congress Crossing	Athens	TN	1990	11/10/88	172,305	100%	1,116,217	BI-LO, Kmart
176	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	677,659	BI-LO, CVS
177	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	92%	274,196	Dollar General, Food Lion
178	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	100%	1,611,151	Kmart, Proffitt’s
179	Hazel Path	Hendersonville	TN	1989	11/27/95	67,965	89%	480,961	Food Lion	Wal-Mart
180	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	98%	1,777,643	Factory Direct Home Furnishing, Wal-Mart
181	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	62%	321,557	Dollar Tree	Kroger
182	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
183	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	982,034	Kroger
184	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	33%	218,055	Dollar Tree
185	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	BI-LO, Dollar Tree
186	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	100%	1,254,425	Wal-Mart
187	Palm Plaza	Aransas	TX	1979	03/01/02	52,100	95%	341,553	Bealls (Stage), Family Dollar
188	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	98%	2,892,281	Hemispheres, Oshman’s	Hobby Lobby
189	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	89%	810,130	-
190	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	478,153	H.E.B. Pantry Foods, ICI Paints
191	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,930	Food City, Family Dollar, Hancock Fabrics
192	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
193	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	793,425	CVS, H.E.B., Palais Royal
194	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
195	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	738,795	Albertsons, Tops Printing
196	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,142,084	CVS, Kroger
197	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	87%	615,404	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
198	Five Points	Corpus Christi	TX	1993	03/01/02	275,753	96%	1,901,007	Bealls (Stage), Hobby Lobby, Sutherland Lumber
199	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	394,237	Family Dollar, Minyard’s
200	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	94%	471,572	Blockbuster, Carnival, Family Dollar, Mama Rosa
201	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	425,946	Minyard, O’Reilly’s Auto Parts
202	Webb Royal	Dallas	TX	1992	03/01/02	108,545	91%	687,143	Family Dollar, Minyard
203	Westmoreland Heights	Dallas	TX	1952	03/01/02	108,033	98%	634,854	Malone’s
204	Parktown	Deer Park	TX	1999	03/01/02	121,388	94%	757,915	Burke’s Outlet, Gerland’s, Walgreens
205	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	465,466	Albertsons
206	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	918,228	CompUSA
207	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	299,556	Family Dollar, Fiesta, Hi Style Fashion
208	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	617,040	Cook Children’s Health Foundation, Minyard’s
209	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	876,808	Truong Nguyen Grocer
210	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	82%	182,130	Ace Hardware, Rent-A-Center, Save-A-Lot

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
211	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	99%	1,126,212	Kroger
212	Antoine Square	Houston	TX	1974	03/01/02	54,512	7%	60,444	-
213	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	664,032	Kroger
214	Braes Heights	Houston	TX	2003	03/01/02	100,679	90%	1,377,658	CVS
215	Braes Link	Houston	TX	1999	03/01/02	38,997	86%	521,636	Walgreens
216	Braes Oaks	Houston	TX	1992	03/01/02	46,720	84%	300,548	H.E.B. Pantry Foods
217	Braesgate	Houston	TX	1997	03/01/02	91,670	92%	472,757	-
218	Broadway	Houston	TX	1996	03/01/02	74,942	96%	503,709	Dollar General, The Worksource
219	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	98%	1,378,860	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
220	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	97%	1,583,550	Big Lots, Kroger, Stein Mart
221	Huntington Village	Houston	TX	1987	03/01/02	111,887	74%	754,653	Family Dollar, Foodtown, Twice Blessed
222	Jester Village	Houston	TX	1988	03/01/02	64,442	71%	396,018	H.E.B. Pantry Foods
223	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	101,952	-
224	Long Point Square	Houston	TX	2002	03/01/02	74,329	90%	436,240	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
225	Maplewood Mall	Houston	TX	2004	03/01/02	94,356	86%	544,788	Burke’s Outlet, Cox’s Foodarama, Family Dollar
226	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	75%	668,484	-
227	Northgate	Houston	TX	1972	03/01/02	43,244	25%	73,020	Firestone
228	Northshore East	Houston	TX	2001	03/01/02	90,820	100%	1,289,015	Office Depot, River Oaks Imaging & Diagnostic
229	Northtown Plaza	Houston	TX	1990	03/01/02	192,634	100%	1,719,351	Big Lots, Fallas Paredes
230	Northwood	Houston	TX	1972	03/01/02	137,947	97%	950,312	Davis Food City
231	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	839,251	Family Dollar, Houston Community College
232	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	97%	607,048	Circuit City
233	Stella Link	Houston	TX	1998	03/01/02	99,727	78%	592,107	Conn’s Clearance, Food City
234	Tanglewilde	Houston	TX	1998	03/01/02	87,309	88%	849,589	Party City, Salon In The Park
235	Tidwell Place	Houston	TX	1991	03/01/02	41,855	63%	302,806	Family Dollar, North Houston Birth Center
236	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	86%	1,568,302	Marshalls, Michaels
237	Irving West	Irving	TX	2004	09/14/93	69,956	94%	456,462	Ko-mart
238	Washington Square	Kaufman	TX	1978	03/01/02	65,907	92%	274,486	Auto Zone, Bealls (Stage), CVS, Family Dollar
239	League City	League City	TX	1992	03/01/02	99,021	90%	515,638	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
240	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	85%	672,048	Bealls (Stage), Super 1 Foods
241	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	88%	1,233,464	Kroger, Sears Hardware
242	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	316,624	Dollar General, Hancock Fabrics
243	Parkview West	Pasadena	TX	2005	03/01/02	39,939	96%	339,964	Family Dollar, Rent-A-Center
244	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	98%	2,293,996	Kroger
245	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	100%	1,134,494	Kroger, Palais Royal
246	Market Plaza	Plano	TX	2002	07/13/05	161,453	66%	2,482,143	H.E.B Central Market
247	Klein Square	Spring	TX	1999	03/01/02	80,857	100%	711,914	Family Dollar, Foodtown
248	Texas City Bay	Texas City	TX	2005	03/01/02	229,876	94%	891,129	Kroger
249	The Centre at Navarro	Victoria	TX	2005	03/01/02	42,710	100%	562,500	Walgreens
250	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,369,453	Toy Works, Ukrops Supermarket	Kohl’s
251	Jefferson Green	Newport News	VA	1988	12/12/02	55,045	100%	759,706	Northern Handyman
252	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	97%	1,225,355	Goody’s, Ingles
253	Cross Pointe Marketplace	Richmond	VA	1987	12/12/02	73,788	79%	438,899	Food Lion
254	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	100%	702,551	Kroger
255	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	788,669	CVS, Kroger
256	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	100%	1,033,843	Big Lots, Goodwill, Kroger
257	Ridgeview Centre	Wise	VA	2005	07/02/92	190,242	96%	1,243,245	Food City, Kmart	Belk’s
258	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,362,910	Hobby Lobby, Kohl’s	ShopKo
259	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	91%	982,122	Big Lots, Murdoch’s Ranch & Home Supply	Hobby Lobby
						35,901,101	93%	$288,705,534

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	Miscellaneous Properties

1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414	-
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	-
4	Mad Butcher	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999	-
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500	-
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	0%	-	-
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	505,780	Smith’s Food
8	North Central Avenue	Hartsdale	NY	-	07/31/72	LAND	-	-	-
9	Akron Land	Akron	OH	-	09/07/05	LAND	-	-	-
10	Central Avenue Marketplace	Toledo	OH	-	08/14/90	LAND	-	-	-
11	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic
12	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	42%	373,695	Pechin
13	Yarbrough	El Paso	TX	1995	03/01/02	48,000	0%	-	-
14	Taylorsville	Salt Lake City	UT	-	06/01/99	LAND	-	-	-
15	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755	-
						692,265	59%	$1,984,314

			STABILIZED PROPERTIES			36,593,366	92%	$290,689,848

Redevelopment Properties

	Community and Neighborhood Shopping Centers

1	Riverview Plaza	Gadsden	AL	2005	10/12/95	147,021	59%	$352,475	-
2	Brooksville Square	Brooksville	FL	2005	03/28/94	191,202	50%	868,417	Publix
3	Regency Park	Jacksonville	FL	2005	06/16/97	333,942	83%	2,157,293	American Signature, Babies R Us, Books A Million, Marshalls
4	The Mall at 163rd Street	Miami	FL	2005	12/31/98	288,250	66%	1,723,021	Marshalls, Office Depot, Ross	Home Depot, Wal-Mart
5	Presidential Plaza	North Lauderdale	FL	2005	04/18/97	88,306	47%	512,566	Family Dollar
6	Colonial Marketplace	Orlando	FL	2005	04/01/98	141,140	99%	811,959	Office Max	Target
7	Merchants Crossing	Newnan	GA	2005	12/12/02	174,059	57%	753,534	Hastings, Kroger
8	Victory Square	Savannah	GA	2005	07/02/92	119,014	99%	1,148,856	Food Lion
9	Festival Center	Bradley	IL	2005	12/12/02	63,796	77%	203,122	-
10	Southfield Plaza	Bridgeview	IL	2005	12/03/96	198,331	99%	1,839,649	Dominick’s Foods, Hobby Lobby
11	Picadilly Square	Louisville	KY	2005	04/25/89	96,370	92%	545,604	Big Lots, Royal Garden Buffet
12	Points West	Brockton	MA	2005	12/12/02	144,042	96%	842,042	HomeGoods, Ocean State Job Lot
13	Liberty Plaza	Randallstown	MD	2005	05/12/95	215,634	72%	1,230,641	Marshalls
14	Rising Sun Towne Centre	Rising Sun	MD	2005	06/04/99	66,702	100%	640,167	Family Dollar, Martin’s
15	Tinton Falls Plaza	Tinton Falls	NJ	2005	01/30/98	100,582	72%	913,986	WOW Fitness	A&P
16	Pyramid Mall	Geneva	NY	2005	08/03/93	239,500	54%	1,021,987	Big Lots, Tops Market
17	Sunshine Square	Medford	NY	2005	12/12/02	223,591	75%	1,478,685	Stop & Shop
18	Price Chopper Plaza	Rome	NY	2005	08/03/93	78,400	71%	356,480	-
19	Renaissance Center East	Las Vegas	NV	2005	10/17/96	144,216	99%	1,571,589	Albertsons
20	South Towne Centre	Dayton	OH	2005	03/27/92	316,169	76%	2,043,916	Borders, Burlington Coat Factory, Value City Furniture
21	Midway Crossing	Elyria	OH	2005	12/11/95	165,035	94%	1,096,361	Dunham’s, Jo-Ann Fabrics, T.J. Maxx	Toys R Us
22	Surrey Square Mall	Norwood	OH	2005	08/26/05	190,323	64%	1,042,595	Kroger
23	Market Place	Piqua	OH	2005	11/20/91	171,604	63%	397,351	Kroger
24	Ivyridge	Philadelphia	PA	2005	08/02/95	99,316	94%	778,138	-
25	Hillcrest Shopping Center	Spartanburg	SC	2005	02/16/05	343,914	94%	3,235,477	Marshalls, Publix, Stein Mart
26	West Towne Square	Elizabethton	TN	2005	06/09/98	99,224	50%	222,827	Dollar Tree
27	Chapman-Ford Crossing	Knoxville	TN	2005	12/30/92	185,604	70%	584,450	Goody’s
28	Culpepper Plaza	College Station	TX	2005	03/01/02	209,760	50%	1,222,122	-
29	Wynnewood Village	Dallas	TX	2005	03/01/02	467,922	93%	3,545,853	Fallas Paredes, Kroger
30	Friendswood Square	Friendswood	TX	2005	03/01/02	77,587	100%	711,893	Dollar General
31	Merchants Park	Houston	TX	2005	03/01/02	241,742	98%	1,711,970	Big Lots, Kroger, Planters Bank

						5,622,298	78%	$35,565,027

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	Miscellaneous Properties

1	Pointe*Orlando	Orlando	FL	2005	11/30/99	461,629	56%	$4,647,922	Foot Locker, Muvico
		REDEVELOPMENT PROPERTIES				6,083,927	76%	$40,212,949

New Development Properties

	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka	FL	2005	09/07/05	-	-	-	-	Home Depot
2	Nine Mile Square	Pensacola	FL	2005	09/07/05	-	-	-	-	Home Depot
3	Denham Springs Plaza	Denham Springs	LA	2005	09/07/05	-	-	-	-	Home Depot
4	Brandt Pike Place	Dayton	OH	2005	09/30/05	-	-	-	-	Kroger
5	Northgate Plaza	Westerville	OH	2005	09/07/05	-	-	-	-	Home Depot

	NEW DEVELOPMENT PROPERTIES					-	-	$-

	COMPANY PORTFOLIO					42,677,293	90%	$330,902,797

JOINT VENTURE PORTFOLIOS (5)
Stabilized Properties

	Community and Neighborhood Shopping Centers

	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,322,895	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	97%	11,878,939	Best Buy, DSW Shoe Warehouse, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	Target

	CA New Plan Acquisition Fund, LLC (6)
3	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	876,147	Kmart, Super 1 Foods
4	Great Eastern Shopping Plaza	Northwood	OH	1956	12/21/05	339,878	78%	950,749	Aldi, Value City Department Store, Value City Furniture
5	Northshore West	Houston	TX	1997	03/01/02	144,982	86%	984,530	Conn Appliances, PETCO, Sellers Brothers

	CA New Plan Venture Direct Investment Fund, LLC (6)
6	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	98%	1,012,885	Winn-Dixie
7	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,186,948	Big Lots, Homegoods, Gold’s Gym, Publix
8	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	92%	906,454	Beall’s, Publix
9	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	1,004,294	Kroger
10	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	85%	611,975	Albertsons
11	Odessa-Winwood Town Center	Odessa	TX	1987	03/01/02	343,603	100%	2,214,534	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
12	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,124,539	Randalls

	CA New Plan Venture Fund, LLC (6)
13	Villa Monaco	Denver	CO	1978	02/19/04	122,213	90%	1,088,305	King Soopers
14	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	100%	967,684	Bealls Outlet, Publix Sabor
15	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	640,709	Winn-Dixie
16	Clinton Crossing	Clinton	MS	2005	10/31/03	87,698	36%	324,324	-
17	Mint Hill Festival	Charlotte	NC	1986	03/01/02	59,047	89%	489,243	Eckerd, Harris Teeter
18	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	98%	1,577,072	Stein Mart, Tom Thumb

	Galileo America LLC (7)
19	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	291,768	Food World, Sportsmed
20	Conway Towne Center	Conway	AR	1986	12/12/02	180,519	85%	1,116,856	JC Penney	Office Depot
21	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	89%	1,142,557	Food City	Bally’s Fitness
22	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	95%	723,629	Food City
23	Paradise Plaza	Paradise	CA	1997	06/20/97	198,484	100%	823,667	Albertsons, Kmart, Rite Aid
24	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	2,133,601	T.J. Maxx	Ralphs, Rite Aid
25	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	99%	2,709,924	Stater Bros., Stein Mart
26	Aurora Plaza	Aurora	CO	1996	12/12/02	161,541	100%	979,459	Big Lots, King Soopers, Latino Cinema

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
27	Westminster City Center	Westminster	CO	2005	12/16/97	343,110	100%	4,632,360	Babies R Us, Barnes & Noble, Circuit City, CompUSA, Golfsmith, Gordmans
28	Enfield Commons	Enfield	CT	1990	08/10/05	252,096	100%	2,812,207	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Marshalls, Office Max
29	Stop & Shop Plaza	Enfield	CT	1988	12/19/05	112,765	100%	1,212,865	Stop & Shop
30	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	100%	2,298,530	Costco, Dick’s Sporting Goods, Media Play	Home Depot
31	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	262,056	100%	1,875,256	Marshalls, Wal-Mart
32	Chamberlain Plaza	Meriden	CT	2004	08/10/05	53,464	100%	959,622	Circuit City
33	Turnpike Plaza	Newington	CT	2004	08/10/05	151,095	100%	2,212,605	Dick’s Sporting Goods, Price Chopper
34	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,439,093	Barnes & Noble, Bernie’s, Office Max
35	Queen Plaza	Southington	CT	2004	08/10/05	171,989	100%	1,809,267	Bed Bath & Beyond, Bob’s Furniture, T.J. Maxx
36	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	98%	2,099,291	Pretty Woman, Super Stop & Shop
37	Waterford Commons	Waterford	CT	2004	08/10/05	237,082	98%	3,995,521	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flanigan
38	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	100%	943,737	Office Depot, Old Country Buffet
39	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,437,466	Belk’s, Sears
40	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	95%	1,084,363	Bealls Outlet, Big Lots, Publix
41	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	646,079	CVS, Family Dollar, Winn-Dixie
42	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,182,602	Walgreens, Winn-Dixie
43	Panama City Square	Panama City	FL	1992	06/25/03	289,119	100%	1,815,706	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
44	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	100%	199,742	Tractor Supply Company
45	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	484,486	Walgreens, Winn-Dixie
46	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,220,442	Bealls (Stage), Publix, Ross Dress for Less
47	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	431,272	Big Lots, Dollar General
48	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	656,413	Big Lots, Harveys
49	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	97%	998,393	Belk’s, Harveys
50	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	100%	181,516	-	Wal-Mart, Winn-Dixie
51	Cordele Square	Cordele	GA	2002	07/11/90	126,427	97%	695,476	Belk’s, Goody’s, Harvey Foods
52	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	96%	538,664	BI-LO, Family Dollar
53	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	94%	739,483	Publix
54	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	97%	1,025,796	Ace Hardware, Bealls Outlet, Fred’s, Kroger
55	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	100%	1,102,774	Hobby Lobby, Kmart
56	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	212,495	Harveys
57	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	266,597	Aaron Rents, Big Lots
58	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	92%	1,607,331	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
59	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	623,411	Fashion Bug Plus, Kroger
60	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	88%	361,842	Family Dollar, Lo Bill Foods
61	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	100%	943,874	JC Penney	Sears
62	Green River Plaza	Campbellsville	KY	1989	03/08/96	203,239	99%	1,085,698	Goody’s, JC Penney, Kroger
63	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	821,790	Kmart, Staples
64	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
65	Springhurst Towne Center	Louisville	KY	1997	08/10/05	422,035	99%	4,925,322	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
66	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	100%	333,300	JC Penney
67	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
68	Easton Village	Easton	MA	2003	08/10/05	101,260	100%	1,888,667	CVS, Roche Bros.
69	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	100%	347,085	Fashion Bug	Hannaford Bros., Wal-Mart
70	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe’s	Wal-Mart
71	BJ’s Plaza	Portland	ME	1991	08/10/05	104,233	100%	698,361	BJ’s Wholesale Club
72	Delta Center	Lansing	MI	2005	12/12/95	186,246	89%	1,632,725	Bed Bath & Beyond, Hobby Lobby, Pet Food Warehouse, T.J. Maxx
73	Fashion Corner	Saginaw	MI	2004	12/12/95	179,678	89%	1,455,648	Bed Bath & Beyond, Best Buy, Dunham’s
74	Green Acres	Saginaw	MI	1995	12/12/02	271,506	82%	1,530,628	A.J. Wright, Big Lots, Farmer Jack’s
75	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,264,402	Shina Value Land, Wal-Mart
76	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	743,043	A.J. Wright, Dollar Tree, Dunhams, Save-A-Lot
77	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	379,819	Books-A-Million, Georgia Carpet Outlet, Office Depot

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
78	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
79	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,204,988	Borders, Golf Galaxy, Lowes Foods, McFayden Music
80	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,164,751	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
81	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	100%	218,870	Food Lion
82	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
83	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	99%	1,564,996	Circuit City, Goody’s, Office Depot, T.J. Maxx
84	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	95%	2,426,086	Citi Trends, Lowes Foods, Office Depot
85	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	95%	858,033	Mattress Firm, Michaels, Natural Health Superstore, Office Max
86	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,962,387	JC Penney Home Store, Jordan’s Warehouse, Office Max, PETCO	Home Depot
87	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,032	Jo-Ann Fabrics, Shaw’s	Wal-Mart
88	Dover Park Plaza	Yardville	NJ	2005	01/28/00	58,025	98%	701,276	CVS
89	Ladera	Albuquerque	NM	1982	03/01/02	126,012	96%	1,066,010	Brooks, Dollar Tree, Great Wall Buffet
90	University Mall	Canton	NY	1967	01/01/76	81,027	100%	364,362	Rexford’s Hardware, Wisebuys
91	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,493,418	Wegmans
92	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,053,082	A.C. Moore, T.J. Maxx
93	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,798,718	Walmart, Wegmans
94	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
95	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	230,583	95%	1,033,031	Big Lots, Kmart
96	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	630,316	100%	8,726,292	A&P, Barnes & Noble, Linens ‘n Things, Marshalls, PetsMart, Seaman’s, United Artists, Wal-Mart	Home Depot
97	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Tractor Supply Company
98	Galleria Commons	Henderson	NV	2005	06/09/98	276,460	95%	2,694,791	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
99	Southland Shopping Center	Middleburg Heights	OH	2002	11/10/05	707,456	96%	5,492,933	BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc’s
100	Southland South	Middleburg Heights	OH	1970	11/10/05	56,170	90%	363,204	Laser Adventure
101	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	468,400	Chief Supermarket, Rite Aid
102	Tops Plaza	North Olmstead	OH	2002	11/10/05	70,003	100%	1,045,601	Tops Market
103	Tops Plaza	North Ridgeville	OH	2002	11/10/05	60,830	100%	856,259	Tops Market
104	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	96%	1,731,246	Michaels, Old Navy
105	Streetsboro Crossing	Streetsboro	OH	2002	11/10/05	77,900	100%	1,017,650	Tops Market	Lowes, Target
106	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	98%	1,506,804	Big Lots, Pathmark
107	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,433,558	Kmart, Weis Markets
108	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	401,560	Chuck E. Cheese, Dunham’s, Staples
109	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	604,125	Hallmark, Redner’s Warehouse Market	Kmart
110	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
111	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	97%	639,824	Dollar General, Home Goods
112	Island Plaza	James Island	SC	2004	10/06/97	171,224	95%	1,028,665	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
113	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	296,732	Advance Auto, Dollar General, Duron Paints, Imaginations
114	Remount Village	North Charleston	SC	1996	11/13/96	60,238	100%	558,899	BI-LO
115	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	95%	364,994	Food Lion, Goodwill
116	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	97%	588,985	Food Lion
117	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	275,366	Auto Zone, Cal Spas and Pools, Dollar General
118	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature Home, Babies R Us, Michaels
119	Suburban Plaza	Knoxville	TN	1997	08/10/05	130,097	90%	1,247,061	Barnes & Noble, Toys R Us
120	Lion’s Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,226,122	Office Max, Stein Mart
121	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	100%	278,225	Food Lion
122	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	95%	1,114,575	Wal-Mart
123	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	825,251	Kroger, Walgreens
124	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,349	74%	1,177,597	Sprouts Farmer Market	Kohl’s
125	Beltway South	Houston	TX	1998	03/01/02	107,174	100%	876,684	Kroger
126	Inwood Forest	Houston	TX	1997	03/01/02	77,553	92%	698,469	-
127	Jones Plaza	Houston	TX	2000	03/01/02	111,355	93%	1,062,982	24 Hour Fitness, Hancock Fabrics

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
128	Jones Square	Houston	TX	1999	03/01/02	169,003	100%	1,141,738	Big Lots, Hobby Lobby
129	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	97%	1,134,668	Fallas Paredes, La Canasta Furnishings
130	Orange Grove	Houston	TX	2005	03/01/02	190,811	96%	1,666,726	24 Hour Fitness, Floor Décor, Office Max
131	The Crossing at Fry Road	Katy	TX	2005	03/01/02	222,705	98%	1,966,780	Hobby Lobby, Kroger, Palais Royal, Stein Mart
132	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	95%	831,431	Bealls (Stage), H.E.B.	Kmart
133	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	90%	1,028,072	Palais Royal, Randalls
134	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	931,702	Big Lots, Palais Royal	Hobby Lobby
135	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	100%	974,565	Babies R Us, Chuck E. Cheese
136	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	975,065	Wal-Mart
137	Valley Commons	Salem	VA	1988	08/10/05	45,580	93%	344,969	Food Lion
138	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	99%	1,274,679	Office Depot, The North Carolina Company
139	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
140	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	87%	588,364	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
141	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	93%	1,046,015	Big Lots
142	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,073,118	Big Lots, Kroger, Peebles
143	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
144	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	598,599	Kmart
	NP/I&G Institutional Retail Company, LLC (7)
145	The Plaza at Eastchase	Montgomery	AL	2003	11/10/05	112,285	88%	1,266,318	Cost Plus World Market, PetsMart, Pier 1 Imports, Ross Dress for Less	Kohl’s, Target
146	The Shoppes at EastChase	Montgomery	AL	2002	11/10/05	246,952	97%	4,320,012	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Gap, Linens ‘n Things	Dillard’s
147	New London Mall	New London	CT	2000	03/10/05	260,396	92%	3,058,736	Homegoods, Marshalls, OfficeMax, ShopRite
148	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	99%	2,514,628	Bealls, Sears, Stein Mart, T.J. Maxx
149	Conyers Crossroads	Conyers	GA	2000	03/22/04	458,969	98%	5,744,254	Belk’s, Carmike Cinemas, Circuit City, Kohl’s, Old Navy
150	Village Shoppes of Flowery Branch	Flowery Branch	GA	2002	07/22/04	92,985	98%	1,154,093	Publix
151	Village Shoppes of East Cherokee	Woodstock	GA	2003	05/20/04	128,667	91%	1,764,102	Publix
152	Rolling Meadows	Rolling Meadow	IL	1990	11/29/05	130,436	82%	1,271,893	Jewel-Osco
153	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	90%	996,989	Marshalls	Kroger, Target
154	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,995,855	Bally Total Fitness, DSW, Stop & Shop
155	Skytop Pavilion	Cincinnati	OH	1999	11/22/04	133,631	92%	1,582,517	biggs, Gold’s Gym
156	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	100%	3,636,387	Office Depot, Ross Dress for Less, Ultimate Electronics	Lowe’s
157	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	118,500	100%	1,577,028	Linens ‘n Things, The Tile Shop,Victory Lady	Bloom Brothers Furniture, Ukrops

						23,890,502	96%	$221,901,928

	Miscellaneous Properties

	BPR Land Partnership, L.P.
1	Undeveloped land parcels (8)	Frisco	TX	-	09/28/98	LAND	-	-

	BPR South, L.P.
2	Undeveloped land parcels (9)	Frisco	TX	-	09/28/98	LAND	-	-

						-	-	$-

		STABILIZED PROPERTIES				23,890,502	96%	$221,901,928

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
Redevelopment Properties
	Community and Neighborhood Shopping Centers
	CA New Plan Acquisition Fund, LLC (6)
1	Miracle Mile Shopping Plaza	Toledo	OH	2006	12/21/05	296,396	75%	$1,261,244	Big Lots, Kroger, T.J. Maxx

	CA New Plan Venture Fund, LLC (6)
2	Stone Mountain Festival	Stone Mountain	GA	2006	07/02/04	347,217	95%	1,796,450	Wal-Mart

	NPK Redevelopment I, LLC
3	Stateline Square	South Haven	MS	2006	10/07/05	-	-	-	-
4	Germantown Square	Cordova	TN	2006	10/07/05	-	-	-	-
5	Riverdale Square	North Memphis	TN	2006	10/07/05	-	-	-	-

	Westgate Mall, LLC
6	Westgate	Fairview Park	OH	2006	02/25/05	-	-	-	Kohl’s

		REDEVELOPMENT PROPERTIES				643,613	86%	$3,057,694

		JOINT VENTURE PORTFOLIOS (5)				24,534,115	96%	$224,959,622

		TOTAL PORTFOLIO (5)				67,211,408	92%	$555,862,420

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at December 31, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) Includes 100 percent of properties owned by unconsolidated joint ventures.

(6) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and the following two additional joint ventures were formed: CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.  In connection with the restructuring, six stabilized assets were transferred from CA New Plan Venture Fund, LLC to CA New Plan Venture Direct Investment Fund, LLC.

(7) Includes impact of master lease agreements.

(8) Comprised of approximately 30.1 acres of undeveloped land.

(9) Comprised of approximately 8.4 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Managed Portfolios

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties
	Community and Neighborhood Shopping Centers

	CBL & Associates Properties, Inc.
1	Springdale Center	Mobile	AL	2003	-	729,222	98%	$3,759,168	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s	Sam’s Club
2	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	-	305,770	100%	1,850,275	Wal-Mart Supercenter

	Pension Reserves Investment Management Board - Commonwealth of Massachusetts
3	Gwinnett Market Fair	Duluth	GA	1987	-	194,090	88%	1,854,375	Bed Bath & Beyond, Marshalls, T.J. Maxx
4	Mount Prospect Shopping Center	Mt. Prospect	IL	1987	-	299,300	96%	2,691,762	Marshalls, Walgreen’s	Wal-Mart
5	Neptune Shopping Center	Neptune Township	NJ	2005	-	215,024	99%	2,551,080	Home Goods, Marshalls, ShopRite

		TOTAL MANAGED PORTFOLIOS (5)				1,743,406	97%	$12,706,661

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at December 31, 2005, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5)  The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from the information presented in this Supplemental Disclosure.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended December 31, 2005

Summary of Joint Venture Portfolios

			Company
Property Name	JV Partner	Project Bank Debt Outstanding	Percent Ownership	Economic Structure	Investments in / Advances To Unconsolidated Ventures

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$48,542,296	30%	Increased participation after 10% return	$6,663,334
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	-	50%	10% return	1,221,099
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	68,572,969	25%	Increased participation after 10% return	3,615,042
BPR South, L.P.	George Allen / Milton Schaffer	-	50%	10% return	821,537
CA New Plan Acquisition Fund, LLC (1) (2)	Major U.S. pension fund	33,352,874	10%	Increased participation after 10% IRR	1,408,690
CA New Plan Venture Direct Investment Fund, LLC (1) (2)	Major U.S. pension fund	60,824,736	10%	-	849,056
CA New Plan Venture Fund, LLC (1) (2)	Major U.S. pension fund	57,652,565	10%	Increased participation after 12% IRR	3,691,940
Galileo America LLC	Galileo Shopping America Trust	1,199,019,887	5%	-	33,762,173
NP/I&G Institutional Retail Company, LLC	JPMorgan Fleming Asset Management	275,569,922	20%	Increased participation after 12% IRR	41,447,324
NPK Redevelopment I, LLC (3)	Kmart Corporation (Sears Holding Corp.)	-	20%	Increased participation after 10% return	1,000,000
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	21,569,603	10%	Increased participation after 13% IRR	1,057,696
					$95,537,891

(1) AEW serves as the advisor for the joint venture partner.

(2) On June 1, 2005, CA New Plan Venture Fund, LLC was restructured and the following two additional joint ventures were formed: CA New Plan Acquisition Fund, LLC and CA New Plan Venture Direct Investment Fund, LLC.

(3) The Company has committed to contribute an additional $5.0 million to this venture.  Percent ownership represents the Company’s ownership interest in the venture subsequent to such contributions.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.